UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-6377

DREYFUS MUNICIPAL FUNDS, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	2/28/10

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus
AMT-Free Municipal
Bond Fund

SEMIANNUAL REPORT February 28, 2010

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
35	Statement of Assets and Liabilities
36	Statement of Operations
37	Statement of Changes in Net Assets
39	Financial Highlights
44	Notes to Financial Statements
57	Information About the Review and Approval of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
AMT-Free Municipal Bond Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus AMT-Free Municipal Bond Fund, covering the six-month period from September 1, 2009, through February 28, 2010.

Municipal markets began the reporting period in the midst of a broad-based rebound in security prices, supported in part by The American Recovery and Reinvestment Act of 2009.The Act has had a noticeable impact on the municipal bond market, helping to provide credit stability and aiding supply-and-demand dynamics. And as improving municipal bond market conditions and investor sentiment prevailed, high-yield securities profited the most during the recent fixed income market rally as investors sought higher yields to a greater extent than the price stability that higher-quality issuers offered.

We recently have seen yield differences along the municipal bond market’s maturity range widen, which may be an indication of investors’ anticipation of the next phase of the economic cycle.As for the municipal bond market outlook, we believe investors may choose to consider a more selective approach as select state and local municipalities plan for projected budget shortfalls. As always, your financial advisor can help you identify potential opportunities and recommend appropriate ways for you to align them with your current tax-managed needs, future goals and attitude toward risk.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2009, through February 28, 2010, as provided by James Welch and Steven Harvey, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2010, Dreyfus AMT-Free Municipal Bond Fund’s Class A shares produced a total return of 4.52%, Class B shares returned 4.19%, Class C shares returned 4.14%, Class I shares returned 4.66% and Class Z shares returned 4.57%.1 In comparison, the Barclays Capital Municipal Bond Index (the “Index”), the fund’s benchmark, produced a total return of 4.13%.2

Municipal bonds generally rallied over the reporting period amid robust demand for a limited supply of securities. The fund’s returns were higher than its benchmark and roughly in line with its Lipper category average, primarily due to strong security selections among revenue-backed bonds.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income tax, as is to the extent consistent with the preservation of capital.

To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax.The fund also seeks to provide income exempt from the federal alternative minimum tax.

The fund invests at least 65% of its assets in municipal bonds with an A or higher credit rating, or the unrated equivalent as determined by Dreyfus.The fund may invest the remaining 35% of its assets in municipal bonds with a credit rating lower than A, including municipal bonds rated below investment grade (“high yield” or “junk” bonds), or the unrated equivalent as determined by Dreyfus.

The fund’s portfolio managers focus on identifying undervalued sectors and securities and minimize the use of interest rate forecasting. The portfolio managers select municipal bonds for the fund’s portfolio by:

  Using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market; and

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

  Actively trading among various sectors, such as pre-refunded, gen- eral obligation, and revenue, based on their apparent relative val- ues.The fund seeks to invest in several of these sectors.

Municipal Bonds Rebounded with U.S. Economy

The reporting period began in the wake of the most severe recession since the 1930s, in which plunging housing markets, rising unemployment and declining consumer confidence took a steep toll. Although the U.S. economy returned to growth during the third quarter of 2009, the pace of economic improvement proved to be slower than historical averages.

As has been the case since early 2009, the municipal bond rally during the reporting period was fueled by changing investor sentiment as government and monetary authorities’ aggressive remedial measures gained traction. In addition, the market was supported by favorable supply-and-demand dynamics. Issuance of new tax-exempt bonds moderated significantly due to the federally subsidized Build America Bonds program, which shifted a substantial portion of new issuance to the taxable bond market. Meanwhile, demand for tax-exempt securities intensified as investors sought alternatives to low yielding money market funds.

Despite evidence of economic improvement nationally, most states continued to struggle with budget shortfalls as tax revenues declined while demand for services intensified. In light of the sub-par economic recovery, the Federal Reserve Board (the “Fed”) left short-term interest rates unchanged throughout the reporting period in a historically low range between 0% and 0.25%.

In this environment, yields of longer-term municipal bonds continued to trend downward.Performance was particularly strong among lower-rated municipal bonds that had been punished severely during the downturn.

Security Selection Strategy Bolstered Fund Returns

The fund benefited over the reporting period from its holdings of bonds backed by revenues from airports, highways, water facilities and sewer facilities. Conversely, we maintained underweighted exposure to general obligation bonds issued by state governments.To a lesser extent, we also found opportunities meeting our investment criteria among corporate-backed municipal bonds, including those issued on behalf of airlines, industrial development projects and the states’ settlements of litigation with U.S. tobacco companies.

As valuations of lower-rated bonds expanded, we gradually upgraded the fund’s overall credit quality, reducing its holdings of BBB-rated bonds in favor of bonds rated A or better. Given steep yield differences along the market’s maturity spectrum, the fund benefited from its focus on securities in the 25-year range, which gained value as they moved closer to final maturity.

Supply-and-Demand Factors May Remain Favorable

Although municipal bonds appeared to be fairly valued as of the reporting period’s end, we remain optimistic regarding their long-term prospects. Demand seems likely to remain robust as investors grow increasingly concerned regarding potential increases in state and federal income taxes. In addition, the Build America Bonds program may be extended beyond its current expiration date at the end of this year, which could keep the supply of new tax-exempt bonds relatively low.Of course, we are prepared to adjust our strategies as market conditions change.

March 15, 2010

1	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns.
Neither Class Z nor Class I shares are subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect, until such time as it gives shareholders at least 90 days’ prior notice, and at least until January 1, 2010 for Class A, B, C, I, and Z shares. Had these expenses not been absorbed, the fund’s returns would have been lower.The Dreyfus Corporation has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund so that total annual fund operating expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees for Class A, B,C, I and Z shares, taxes, brokerage commissions, extraordinary expenses, interest expenses, and commitment fees on borrowings) exceed 0.45%. Dreyfus may terminate this agreement upon at least 90 days’ prior notice to investors but has committed not to do so until at least January 1, 2011.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus AMT-Free Municipal Bond Fund from September 1, 2009 to February 28, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2010

	Class A	Class B	Class C	Class I	Class Z
Expenses paid per $1,000†	$ 3.50	$ 6.02	$ 7.29	$ 2.23	$ 2.28
Ending value (after expenses)	$1,045.20	$1,041.90	$1,041.40	$1,046.60	$1,045.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2010

	Class A	Class B	Class C	Class I	Class Z
Expenses paid per $1,000†	$ 3.46	$ 5.96	$ 7.20	$ 2.21	$ 2.26
Ending value (after expenses)	$1,021.37	$1,018.89	$1,017.65	$1,022.61	$1,022.56

† Expenses are equal to the fund’s annualized expense ratio of .69% for Class A, 1.19% for Class B, 1.44% for
Class C, .44% for Class I and .45% for Class Z, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
February 28, 2010 (Unaudited)

Long-Term Municipal	Coupon	Maturity	Principal
Investments—99.5%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—1.2%
Alabama State Board of Education,
Revenue (Calhoun Community
College) (Insured; AMBAC)	5.00	5/1/25	5,155,000	5,327,950
Jefferson County Public Building
Authority, LR Warrants
(Insured; AMBAC)	5.13	4/1/17	2,380,000	1,496,877
Alaska—1.9%
Alaska Housing Finance
Corporation, Mortgage Revenue	5.10	6/1/12	705,000	705,458
Alaska Industrial Development and
Export Authority, Revenue
(Providence Health and Services)	5.00	10/1/31	4,790,000	4,865,059
Alaska Industrial Development and
Export Authority, Revolving
Fund Revenue	5.25	4/1/27	4,645,000	4,971,729
Arizona—.9%
Glendale Western Loop 101 Public
Facilities Corporation, Third
Lien Excise Tax Revenue	7.00	7/1/28	2,000,000	2,175,400
Salt River Project Agricultural
Improvement and Power
District, COP (Desert Basin
Independent Trust) (Insured;
National Public Finance
Guarantee Corp.)	5.00	12/1/18	2,700,000	2,960,388
Arkansas—.2%
Arkansas Development Finance
Authority, Construction Revenue
(Public Health Laboratory
Project) (Insured; AMBAC)	5.00	12/1/17	1,025,000	1,096,986
California—11.2%
Bay Area Toll Authority,
San Francisco Bay Area Toll
Bridge Revenue	5.25	4/1/27	2,000,000	2,152,640
Beaumont Financing Authority,
Local Agency Revenue
(Insured; AMBAC)	4.75	9/1/33	7,065,000	5,951,839
California,
Economic Recovery Bonds	5.00	7/1/20	3,000,000	3,311,910

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California,
GO	5.25	10/1/16	295,000		295,622
California,
GO (Insured; National Public
Finance Guarantee Corp.)
(Prerefunded)	5.25	9/1/10	105,000	[a]	107,710
California,
GO (Various Purpose)	5.75	4/1/31	6,700,000		6,880,967
California,
GO (Various Purpose)	6.00	11/1/35	3,000,000		3,111,150
California Educational Facilities
Authority, Revenue
(Pomona College)	0.00	7/1/30	3,005,000	[b]	1,113,743
California Public Works Board,
LR (University of California)
(Insured; AMBAC)	5.40	12/1/16	1,000,000		1,002,890
California Statewide Communities
Development Authority, Revenue
(The Salk Institute for Biological
Studies) (Insured; National Public
Finance Guarantee Corp.)	5.00	7/1/24	1,880,000		1,961,329
Glendale Community College
District, GO (Insured; National
Public Finance Guarantee Corp.)	0.00	8/1/21	1,520,000	[b]	849,817
Glendora Unified School District,
GO (Insured; National Public
Finance Guarantee Corp.)	0.00	8/1/26	2,575,000	[b]	1,000,053
Glendora Unified School District,
GO (Insured; National Public
Finance Guarantee Corp.)	0.00	8/1/27	2,000,000	[b]	723,420
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/27	2,770,000		2,556,571
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/33	6,640,000		5,118,643
Los Angeles,
Wastewater System Revenue	5.75	6/1/34	2,500,000		2,760,325

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
Los Angeles Harbor Department,
Revenue	5.25	8/1/25	3,500,000		3,866,835
Nevada Joint Union High School
District, GO (Insured; Assured
Guaranty Municipal Corp.)	5.00	8/1/22	1,160,000		1,224,612
Pajaro Valley Unified School
District, GO (Insured; Assured
Guaranty Municipal Corp.)	0.00	8/1/26	1,500,000	[b]	579,405
Placer Union High School District,
GO (Insured; Assured Guaranty
Municipal Corp.)	0.00	8/1/27	4,110,000	[b]	1,486,628
Placer Union High School District,
GO (Insured; Assured Guaranty
Municipal Corp.)	0.00	8/1/28	4,000,000	[b]	1,340,640
Sacramento County,
Airport System Senior Revenue	5.30	7/1/27	2,000,000		2,110,200
Sacramento County,
Airport System Senior Revenue	5.38	7/1/28	2,000,000		2,107,720
San Francisco City and County
Public Utilities Commission,
San Francisco Water Revenue	5.00	11/1/27	3,280,000		3,521,867
San Juan Unified School District,
GO (Insured; National Public
Finance Guarantee Corp.)	5.25	8/1/20	1,425,000		1,530,535
Tustin Unified School District
Community Facilities
District Number 97-1,
Senior Lien Special Tax
Bonds (Insured; Assured
Guaranty Municipal Corp.)	0.00	9/1/21	1,615,000	[b]	844,306
University of California Regents,
General Revenue	5.75	5/15/31	2,000,000		2,251,920
Walnut Valley Unified School
District, GO (Insured; FGIC)	6.50	8/1/19	1,765,000		1,809,390
West Sacramento Redevelopment
Agency, Tax Allocation Revenue
(West Sacramento Redevelopment
Project) (Insured; National
Public Finance Guarantee Corp.)	4.75	9/1/16	800,000		803,840

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Colorado—2.1%
Black Hawk,
Device Tax Revenue	5.00	12/1/14	500,000	516,420
Black Hawk,
Device Tax Revenue	5.00	12/1/18	600,000	584,592
Colorado Educational and Cultural
Facilities Authority, Charter
School Revenue (American
Academy Project)	8.00	12/1/40	1,000,000	1,185,080
Colorado Health Facilities
Authority, Revenue (Catholic
Health Initiatives)	6.25	10/1/33	1,200,000	1,332,924
Colorado Health Facilities
Authority, Revenue (Porter
Place, Inc. Project)
(Collateralized; GMNA)	5.88	1/20/20	1,940,000	1,973,232
Colorado Water Resources and
Power Development Authority,
Drinking Water Revenue	5.25	9/1/15	1,000,000	1,003,710
E-470 Public Highway Authority,
Senior Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.50	9/1/24	2,000,000	2,000,920
Northwest Parkway Public Highway
Authority, Senior Revenue
(Insured; Assured Guaranty
Municipal Corp.) (Prerefunded)	0.00	6/15/11	7,300,000 [a,b]	2,913,357
Delaware—1.2%
Delaware Economic Development
Authority, PCR (Delmarva Power
and Light Company Project)
(Insured; AMBAC)	4.90	5/1/11	5,000,000	5,087,450
Delaware Housing Authority,
Revenue	5.15	7/1/17	540,000	551,626
Delaware Housing Authority,
Revenue	5.40	7/1/24	770,000	796,203
District of Columbia—.4%
Metropolitan Washington Airports
Authority, Dulles Toll Road
First Senior Lien Revenue
(Dulles Metrorail and Capital
Improvement Projects)	5.00	10/1/39	1,000,000	1,019,040

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
District of Columbia (continued)
Washington Metropolitan Area
Transit Authority, Gross
Revenue Transit Revenue	5.13	7/1/32	1,000,000	1,058,950
Florida—5.9%
Broward County Educational
Facilities Authority,
Educational Facilities Revenue
(Nova Southeastern University
Project) (Insured; Assured
Guaranty Municipal Corp.)	5.00	4/1/36	4,400,000	4,374,392
Capital Projects Finance
Authority, Student Housing
Revenue (Capital Projects Loan
Program-Florida Universities)
(Insured; National Public
Finance Guarantee Corp.)	5.50	10/1/17	2,000,000	2,017,920
Florida Department of Children and
Family Services, COP (South
Florida Evaluation Treatment
Center Project)	5.00	10/1/21	600,000	625,824
Florida Department of Corrections,
COP (Okeechobee Correctional
Institution) (Insured; AMBAC)	5.00	3/1/15	1,000,000	1,096,800
Florida Intergovernmental Finance
Commission, Capital Revenue
(Insured; AMBAC)	5.13	2/1/31	3,500,000	3,512,950
Florida Municipal Power Agency,
All-Requirements Power Supply
Project Revenue	6.25	10/1/31	3,260,000	3,684,224
Florida State University Financial
Assistance Inc., Educational and
Athletic Facilities Improvement
Revenue (Insured; AMBAC)	5.00	10/1/18	1,705,000	1,781,179
Lee County,
Transportation Facilities
Revenue (Sanibel Bridges
and Causeway Project)
(Insured; CIFG)	5.00	10/1/22	1,820,000	1,919,918
Miami-Dade County,
Water and Sewer
System Revenue	5.00	10/1/34	2,500,000 [c]	2,503,950

The Fund	11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida (continued)
Miami-Dade County Educational
Facilities Authority, Revenue
(University of Miami Issue)	5.75	4/1/28	1,250,000	1,319,500
Miami-Dade County School Board,
COP (Miami-Dade County School
Board Foundation, Inc.)
(Insured; AMBAC)	5.00	11/1/26	1,000,000	1,009,540
Orlando,
Capital Improvement
Special Revenue	4.75	10/1/22	2,875,000	2,882,446
South Indian River Water Control
District, Special Assessment
Revenue Improvement (Unit of
Development RI-13) (Insured;
National Public Finance
Guarantee Corp.)	5.00	8/1/26	1,955,000	1,880,749
South Indian River Water Control
District, Special Assessment
Revenue Improvement (Unit of
Development RI-13) (Insured;
National Public Finance
Guarantee Corp.)	5.00	8/1/31	750,000	682,027
University of Central Florida,
COP (UCF Convocation
Corporation Master Lease
Program) (Insured; National
Public Finance Guarantee Corp.)	5.00	10/1/18	1,765,000	1,832,299
Winter Park,
Water and Sewer Revenue
(Insured; AMBAC)	5.38	12/1/19	1,525,000	1,656,577
Georgia—2.1%
Atlanta,
Water and Wastewater Revenue	6.00	11/1/26	1,640,000	1,761,901
Atlanta,
Water and Wastewater Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.25	11/1/34	1,000,000	1,037,580
Atlanta,
Water and Wastewater Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.50	11/1/18	1,200,000	1,314,708

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Georgia (continued)
Carrollton Payroll Development
Authority, RAC (University of
West Georgia Athletic
Complex, LLC Project)	6.25	6/15/34	3,895,000	4,219,415
Georgia Higher Education
Facilities Authority, Revenue
(USG Real Estate Foundation I,
LLC Project) (Insured; Assured
Guaranty Municipal Corp.)	5.63	6/15/38	2,000,000	2,097,780
Savannah Economic Development
Authority, Revenue (Armstrong
Atlantic State University Student
Union, LLC Project) (Insured;
Assured Guaranty Municipal Corp.)	5.00	6/15/32	1,240,000	1,264,391
Idaho—2.1%
Boise State University,
Student Union and Housing
System Revenue (Insured; FGIC)
(Prerefunded)	5.38	4/1/12	5,000 [a]	5,495
Boise-Kuna Irrigation District,
Revenue (Arrowrock
Hydroelectric Project)	7.38	6/1/40	5,600,000	6,332,816
Caldwell,
Parity Lien Sewer Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.75	9/1/18	2,625,000	2,795,572
Idaho Health Facilities Authority,
Revenue (Trinity Health
Credit Group)	6.13	12/1/28	2,500,000	2,783,675
Illinois—3.5%
Chicago Board of Education,
Unlimited Tax GO
(Dedicated Revenues)	5.25	12/1/25	2,500,000	2,677,375
Huntley,
Special Service Area Number
Nine Special Tax Bonds
(Insured; Assured Guaranty
Municipal Corp.)	5.10	3/1/28	3,500,000	3,637,900
Illinois,
GO	5.00	1/1/24	2,500,000 [c]	2,637,100

The Fund	13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Illinois (continued)
Illinois Finance Authority,
Revenue (Edward Hospital
Obligated Group) (Insured; AMBAC)	6.00	2/1/28	750,000	783,105
Illinois Finance Authority,
Revenue (Edward Hospital
Obligated Group) (Insured; AMBAC)	6.25	2/1/33	500,000	522,510
Illinois Finance Authority,
Revenue (Rush University
Medical Center Obligated
Group) (Insured; National
Public Finance Guarantee Corp.)	5.75	11/1/28	1,000,000	1,040,070
Illinois Finance Authority,
Revenue (Sherman
Health Systems)	5.50	8/1/37	2,000,000	1,773,300
Illinois Health Facilities Authority,
Revenue (Delnor-Community
Hospital) (Insured; Assured
Guaranty Municipal Corp.)	5.25	5/15/27	6,000,000	6,229,020
Kentucky—.2%
Barbourville,
Educational Facilities First
Mortgage Revenue (Union College
Energy Conservation Project)	5.25	9/1/26	1,500,000	1,383,120
Louisiana—1.2%
Louisiana Office Facilities
Corporation, LR (Louisiana
State Capital Complex Program)
(Insured; AMBAC)	5.50	5/1/15	705,000	737,176
New Orleans Aviation Board,
Revenue (Insured; Assured
Guaranty Municipal Corp.)	6.00	1/1/23	2,000,000	2,289,060
Orleans Parish School Board,
Public School Revenue
(Insured; FGIC)	5.20	2/1/14	3,465,000	3,464,723
Maine—.8%
Maine Housing Authority,
Mortgage Purchase Bonds	5.35	11/15/21	4,290,000	4,322,647

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Maryland—1.4%
Hyattsville,
Special Obligation Revenue
(University Town Center Project)	5.60	7/1/24	1,500,000		1,377,750
Maryland Community Development
Administration, Department of
Housing and Community
Development, Housing Revenue	5.95	7/1/23	1,075,000		1,075,742
Maryland Community Development
Administration, Department of
Housing and Community
Development, Residential
Revenue (Single Family Program)	4.75	4/1/13	2,890,000		2,936,934
Maryland Economic Development
Corporation, EDR (Transportation
Facilities Project)	5.75	6/1/35	1,000,000		1,022,460
Maryland Economic Development
Corporation, LR (Montgomery
County Wayne Avenue Parking
Garage Project)	5.25	9/15/14	1,295,000		1,434,549
Michigan—16.4%
Allegan Hospital Finance
Authority, HR (Allegan
General Hospital)	6.88	11/15/17	1,000,000		1,010,430
Brighton Area Schools,
GO—Unlimited Tax
(Insured; AMBAC)	0.00	5/1/14	8,000,000	[b]	7,232,800
Brighton Area Schools,
GO—Unlimited Tax
(Insured; AMBAC)	0.00	5/1/20	1,055,000	[b]	685,033
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	7.00	7/1/27	1,500,000		1,760,295
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	7.50	7/1/33	1,000,000		1,203,030

The Fund	15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Michigan (continued)
Detroit,
Water Supply System Revenue
(Insured; FGIC) (Prerefunded)	5.75	7/1/11	4,000,000 [a]	4,290,480
Detroit Community High School,
Public School Academy Revenue	5.65	11/1/25	1,200,000	968,724
Detroit Community High School,
Public School Academy Revenue	5.75	11/1/35	1,215,000	896,889
Detroit School District,
School Building and Site
Improvement Bonds (GO—
Unlimited Tax) (Insured; FGIC)	6.00	5/1/20	1,000,000	1,117,030
Detroit School District,
School Building and Site
Improvement Bonds (GO—
Unlimited Tax) (Insured; FGIC)	5.00	5/1/28	2,250,000	2,205,090
Dickinson County Healthcare
System, HR (Insured; ACA)	5.50	11/1/13	1,555,000	1,572,525
Dickinson County Healthcare
System, HR (Insured; ACA)	5.70	11/1/18	1,800,000	1,805,544
Grand Rapids,
Water Supply System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	1/1/29	1,000,000	1,050,260
Grand Valley State University,
Revenue (Insured; FGIC)
(Prerefunded)	5.25	12/1/10	3,000,000 [a]	3,116,310
Huron Valley School District,
GO—Unlimited Tax (Insured;
National Public Finance
Guarantee Corp.)	0.00	5/1/18	6,270,000 [b]	4,491,765
Jonesville Community Schools,
GO Unlimited Tax (School Bond
Loan Fund Guaranteed)
(Insured; National Public
Finance Guarantee Corp.)	5.00	5/1/16	685,000	759,062
Kalamazoo Hospital Finance
Authority, HR (Borgess Medical
Center) (Insured; FGIC)	6.25	6/1/14	3,000,000	3,568,170

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Michigan (continued)
Kent County,
Airport Revenue (Gerald R.
Ford International Airport)	5.00	1/1/26	4,555,000	4,839,278
Kent Hospital Finance Authority,
Revenue (Metropolitan
Hospital Project)	5.50	7/1/20	1,255,000	1,132,474
Kent Hospital Finance Authority,
Revenue (Metropolitan
Hospital Project)	6.25	7/1/40	2,000,000	1,700,020
Michigan Hospital Finance
Authority, HR (MidMichigan
Obligated Group)	5.00	4/15/36	4,250,000	3,996,147
Michigan Hospital Finance Authority,
Revenue (Trinity Health Credit
Group) (Insured; AMBAC)	6.00	12/1/27	1,500,000	1,532,115
Michigan Municipal Bond Authority,
Clean Water Revolving
Fund Revenue	5.38	10/1/21	10,200,000 [d,e]	11,203,527
Michigan Public Educational
Facilities Authority, LOR
(Nataki Talibah Schoolhouse of
Detroit Project)	6.50	10/1/30	3,040,000	2,532,472
Michigan Strategic Fund,
LOR (NSF International Project)	5.13	8/1/19	700,000	707,973
Michigan Strategic Fund,
LOR (NSF International Project)	5.25	8/1/26	2,000,000	1,984,700
Michigan Strategic Fund,
LOR (The Detroit Edison
Company Exempt Facilities
Project) (Insured; XLCA)	5.25	12/15/32	1,250,000	1,250,225
Michigan Tobacco Settlement
Finance Authority, Tobacco
Settlement Asset-Backed Bonds	6.00	6/1/34	6,000,000	5,130,360
Monroe County Economic Development
Corporation, LOR (Detroit
Edison Company Project)
(Insured; National Public
Finance Guarantee Corp.)	6.95	9/1/22	2,000,000	2,345,240

The Fund	17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Michigan (continued)
Pontiac Tax Increment Finance
Authority, Revenue (Prerefunded)	6.38	6/1/12	3,170,000 [a]	3,590,469
Romulus Economic Development
Corporation, Limited
Obligation EDR (Romulus HIR
Limited Partnership Project)
(Insured; ITT Lyndon Property
Insurance Company)	7.00	11/1/15	3,700,000	4,679,723
Royal Oak Hospital Finance
Authority, HR (William Beaumont
Hospital Obligated Group)	6.25	9/1/14	1,500,000	1,700,025
Summit Academy North,
Public School Academy Revenue	5.50	11/1/35	1,500,000	1,105,140
Wayne State University Board of
Governors, General Revenue
(Insured; AMBAC)	5.00	11/15/36	1,000,000	1,018,770
Wayne State University Board of
Governors, General Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	11/15/30	2,000,000	2,078,640
Mississippi—.2%
Mississippi Development Bank,
Special Obligation Revenue
(Waveland, GO Public Improvement
Bond Project) (Insured; AMBAC)	5.00	11/1/20	1,315,000	1,373,807
Missouri—.5%
Missouri Housing Development
Commission, MFHR
(Collateralized; FHA)	4.85	12/1/11	215,000	227,339
Missouri Housing Development
Commission, MFHR
(Collateralized; FHA)	5.25	12/1/16	625,000	643,213
Missouri Housing Development
Commission, MFHR
(Collateralized; FHA)	5.38	12/1/18	605,000	619,115
Saint Louis County,
Annual Appropriation-Supported
Tax Increment Revenue (Lambert
Airport Eastern Perimeter
Redevelopment Project)
(Insured; AMBAC)	5.00	2/15/25	1,265,000	1,344,619

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Nebraska—.4%
Municipal Energy Agency of
Nebraska, Power Supply System
Revenue (Insured; AMBAC)	5.25	4/1/16	2,305,000	2,487,487
Nevada—1.4%
Clark County,
Airport System Subordinate
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.00	7/1/26	2,865,000	2,973,154
Clark County,
Passenger Facility Charge
Revenue (Las Vegas-McCarran
International Airport)	5.00	7/1/30	5,000,000	4,980,700
New Hampshire—.4%
New Hampshire Housing Finance
Authority, Multi-Family Revenue	5.05	7/1/12	760,000	778,187
New Hampshire Housing Finance
Authority, Multi-Family Revenue	5.15	7/1/13	1,175,000	1,199,264
New Jersey—.8%
New Jersey Turnpike Authority,
Turnpike Revenue	6.50	1/1/16	65,000	80,597
New Jersey Turnpike Authority,
Turnpike Revenue	6.50	1/1/16	185,000	221,674
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/41	6,000,000	4,088,460
New York—1.2%
Long Island Power Authority,
Electric System General Revenue	6.00	5/1/33	5,000,000	5,646,900
New York City,
GO	5.00	8/1/28	1,000,000	1,060,940
North Carolina—10.0%
Appalachian State University,
Housing and Student Center
System Revenue (Insured;
Assured Guaranty Municipal
Corp.) (Prerefunded)	5.60	7/15/10	1,000,000 [a]	1,030,590
Cabarrus County,
COP (Installment
Financing Contract)	5.50	4/1/14	2,000,000	2,121,620

The Fund	19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
North Carolina (continued)
Charlotte,
GO	5.00	7/1/21	1,525,000		1,596,217
Charlotte,
GO	5.00	7/1/22	2,110,000		2,203,663
Charlotte,
Water and Sewer System Revenue	5.00	7/1/34	2,000,000		2,144,120
Charlotte,
Water and Sewer System Revenue	4.63	7/1/36	1,000,000		1,019,230
Charlotte-Mecklenburg Hospital
Authority, Health Care Revenue
(Carolinas HealthCare System)	5.00	1/15/39	1,000,000		1,011,640
Durham,
Water and Sewer Utility
System Revenue	5.25	6/1/21	1,620,000		1,961,480
Durham County,
GO Public Improvement Bonds	5.00	6/1/18	1,000,000		1,139,910
Iredell County,
COP (Iredell County School
Projects) (Insured; AMBAC)	5.00	6/1/26	1,000,000		1,059,980
Monroe,
COP (Installment Financing
Agreement) (Insured; Assured
Guaranty Municipal Corp.)	5.50	3/1/39	1,000,000		1,041,810
New Hanover County,
GO Public Improvement
Bonds (Prerefunded)	5.75	11/1/10	1,700,000	[a]	1,798,702
North Carolina,
Capital Improvement Limited
Obligation Bonds	5.00	5/1/28	2,205,000		2,414,607
North Carolina Capital Facilities
Finance Agency, Educational
Facilities Revenue (Wake
Forest University)	5.00	1/1/38	1,000,000		1,051,380
North Carolina Capital Facilities
Finance Agency, Revenue (Duke
University Project)	5.00	10/1/38	1,005,000		1,053,994
North Carolina Capital Facilities
Finance Agency, Revenue (Duke
University Project) (Prerefunded)	5.13	10/1/12	1,000,000	[a]	1,112,450

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
North Carolina (continued)
North Carolina Eastern Municipal
Power Agency, Power
System Revenue	5.00	1/1/26	6,000,000		6,225,480
North Carolina Eastern Municipal
Power Agency, Power System
Revenue (Insured; ACA)	6.00	1/1/22	1,000,000		1,170,670
North Carolina Medical Care
Commission, Health Care
Facilities First Mortgage
Revenue (Pennybyrn at
Maryfield Project)	6.13	10/1/35	1,000,000		757,160
North Carolina Medical Care
Commission, Health Care
Facilities Revenue (Cleveland
County HealthCare System
Project) (Insured; AMBAC)	5.25	7/1/19	1,135,000		1,174,770
North Carolina Medical Care
Commission, Health Care Facilities
Revenue (University Health
Systems of Eastern Carolina)	6.25	12/1/33	1,750,000		1,933,593
North Carolina Medical Care
Commission, HR (NorthEast
Medical Center Project)
(Insured; AMBAC) (Prerefunded)	5.50	11/1/10	1,000,000	[a]	1,044,460
North Carolina Medical Care
Commission, HR (NorthEast
Medical Center Project)
(Insured; AMBAC) (Prerefunded)	5.50	11/1/10	2,000,000	[a]	2,088,920
North Carolina Medical Care
Commission, HR (Southeastern
Regional Medical Center)	6.25	6/1/29	2,000,000		2,019,560
North Carolina Medical Care
Commission, HR (Wilson
Memorial Hospital Project)
(Insured; AMBAC)	0.00	11/1/16	3,055,000	[b]	2,285,415
North Carolina Medical Care
Commission, Retirement Facilities
First Mortgage Revenue (Cypress
Glen Retirement Community)	6.00	10/1/33	1,000,000		910,910

The Fund	21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
North Carolina (continued)
North Carolina Medical Care
Commission, Retirement
Facilities First Mortgage
Revenue (Givens Estates
Project) (Prerefunded)	6.50	7/1/13	1,000,000 [a]	1,186,420
North Carolina Medical Care
Commission, Revenue (North
Carolina Housing Foundation, Inc.)
(Insured; ACA)	6.63	8/15/30	3,250,000	3,022,858
North Carolina Municipal Power
Agency Number 1, Catawba
Electric Revenue	5.00	1/1/30	1,000,000	1,024,360
Oak Island,
Enterprise System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	6.00	6/1/34	1,000,000	1,084,140
Onslow County Hospital Authority,
FHA Insured Mortgage Revenue
(Onslow Memorial Hospital
Project) (Insured; National
Public Finance Guarantee Corp.)	5.00	10/1/25	1,250,000	1,303,388
Orange Water and Sewer Authority,
Water and Sewer System Revenue	5.00	7/1/31	1,000,000	1,052,940
Raleigh,
Combined Enterprise
System Revenue	5.00	3/1/31	1,175,000	1,244,008
University of North Carolina,
System Pool Revenue (Pool
General Trust Indenture of the
Board of Governors of The
University of North Carolina)	5.00	10/1/34	1,000,000	1,040,950
Winston Salem,
COP	4.75	6/1/31	1,000,000	1,010,190
Ohio—1.9%
Elyria City School District,
GO Classroom Facilities and
School Improvement Bonds
(Insured; XLCA)	5.00	12/1/35	3,300,000	3,305,709
Maple Heights City School District
Board of Education, COP (Wylie
Athletic Complex Project)	6.00	11/1/28	1,150,000	1,177,209

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Ohio (continued)
Montgomery County,
Revenue (Miami Valley Hospital)	6.25	11/15/33	2,000,000	2,109,780
Ohio Water Development Authority,
Water Development Revenue
(Fresh Water Improvement
Series) (Prerefunded)	4.75	6/1/12	1,455,000 [a]	1,588,758
Toledo-Lucas County Port
Authority, Development
Revenue (Northwest Ohio
Bond Fund) (Toledo School
for the Arts Project)	5.50	5/15/28	2,630,000	2,246,283
Oklahoma—.2%
Tulsa Industrial Authority,
Student Housing Revenue (The
University of Tulsa)	5.25	10/1/26	1,135,000	1,173,908
Oregon—.6%
Oregon,
GO (Alternate Energy Project)	6.00	10/1/26	1,400,000	1,657,292
Oregon Department of
Administrative Services,
Lottery Revenue	5.00	4/1/29	1,500,000	1,621,110
Pennsylvania—5.2%
Chester County Industrial
Development Authority,
Revenue (Avon Grove
Charter School Project)	6.38	12/15/37	2,000,000	1,819,260
Coatesville Area School District,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.25	8/15/17	4,000,000	4,568,600
Dauphin County General
Authority, Office and Parking
Revenue (Riverfront Office
Center Project)	6.00	1/1/25	2,000,000	1,656,680
Harrisburg Authority,
University Revenue (The
Harrisburg University of
Science and Technology Project)	6.00	9/1/36	2,000,000	1,843,640
Lancaster Parking Authority,
Guaranteed Parking Revenue
(Insured; AMBAC)	5.00	12/1/32	1,000,000	1,006,320

The Fund	23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Pennsylvania Higher Educational
Facilities Authority, Revenue
(Edinboro University Foundation
Student Housing Project at Edinboro
University of Pennsylvania)	5.88	7/1/38	1,500,000	1,423,680
Pennsylvania Higher Educational
Facilities Authority, Revenue
(University of Pennsylvania
Health System)	6.00	8/15/26	2,500,000	2,808,425
Pennsylvania Housing Finance
Agency, Capital Fund
Securitization Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	12/1/25	2,450,000	2,539,229
Pennsylvania Industrial
Development Authority, EDR	5.50	7/1/23	2,000,000	2,214,760
Philadelphia,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.25	12/15/23	3,500,000	3,789,310
Philadelphia Hospitals and Higher
Education Facilities Authority,
Health System Revenue
(Jefferson Health System)	5.00	5/15/11	1,410,000	1,421,844
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health Issue)	6.25	12/1/14	270,000	286,556
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health Issue) (Prerefunded)	6.25	12/1/11	730,000 [a]	809,862
Washington County Industrial
Development Authority, PCR
(West Penn Power Company
Mitchell Station Project)
(Insured; AMBAC)	6.05	4/1/14	2,500,000	2,503,600
Texas—7.5%
Austin Convention Enterprises, Inc.,
Convention Center Hotel
Second Tier Revenue	6.00	1/1/15	1,580,000	1,570,694
Austin Convention Enterprises, Inc.,
Convention Center Hotel
Second Tier Revenue	5.75	1/1/24	2,750,000	2,425,802

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Austin Convention Enterprises, Inc.,
Convention Center Hotel
Second Tier Revenue	5.75	1/1/34	1,000,000		797,560
Coastal Water Authority,
Water Conveyance System
Revenue (Insured; AMBAC)	6.25	12/15/17	2,170,000		2,180,416
Corpus Christi,
Combination Tax and Municipal
Hotel Occupancy Tax Revenue,
Certificates of Obligation
(Insured; Assured Guaranty
Municipal Corp.)	5.50	9/1/18	1,955,000		2,150,265
Corpus Christi,
Utility System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	7/15/21	1,000,000		1,033,640
Del Mar College District,
Limited Tax Bonds
(Insured; FGIC)	5.25	8/15/17	1,295,000		1,454,557
Denton Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	8/15/23	135,000	[b]	64,984
El Paso Independent School
District, Unlimited Tax
School Building Bonds
(Permanent School Fund
Guarantee Program)	5.00	8/15/20	415,000		453,035
Galveston County,
Combination Tax and Revenue
Certificates of Obligation
(Insured; AMBAC)	5.25	2/1/18	1,000,000		1,089,180
Houston,
Tax and Revenue Certificates
of Obligation (Prerefunded)	5.63	3/1/11	300,000	[a]	315,840
Laredo Independent School District
Public Facility Corporation,
LR (Insured; AMBAC)	5.00	8/1/21	525,000		532,870
Laredo Independent School District
Public Facility Corporation,
LR (Insured; AMBAC)	5.00	8/1/21	740,000		751,093

The Fund	25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Laredo Independent School District
Public Facility Corporation,
LR (Insured; AMBAC)	5.00	8/1/29	1,000,000		1,004,480
Leander Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	8/15/30	4,000,000	[b]	1,355,160
Leander Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	8/15/31	9,110,000	[b]	2,903,084
Lubbock Health Facilities
Development Corporation,
Revenue (Sears Plains
Retirement Corporation
Project) (Collateralized; GNMA)	5.50	1/20/21	995,000		1,015,228
Lubbock Housing Finance
Corporation, MFHR (Las Colinas,
Quail Creek and Parkridge
Place Apartments Projects)	6.00	7/1/22	1,175,000		986,929
McKinney,
Tax and Limited Pledge
Waterworks and Sewer System
Revenue, Certificates of
Obligation (Insured; AMBAC)	5.00	8/15/26	1,300,000		1,373,359
Mesquite Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	5.50	8/15/20	1,100,000		1,214,147
Mesquite Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	8/15/27	1,000,000	[b]	427,120
Mesquite Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	8/15/28	4,675,000	[b]	1,879,958
Montgomery Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	5.00	2/15/25	1,315,000		1,431,128

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
North Texas Tollway Authority,
First Tier System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.63	1/1/33	5,000,000		5,323,900
North Texas Tollway Authority,
First Tier System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.75	1/1/40	3,000,000		3,220,830
Pearland Economic Development
Corporation, Sales Tax Revenue
(Insured; AMBAC)	5.00	9/1/24	1,035,000		1,080,550
San Antonio,
Electric and Gas
Systems Revenue	5.50	2/1/20	255,000		312,786
San Antonio,
GO	5.00	2/1/16	120,000		120,438
Schertz-Cibolo Universal City
Independent School District,
Unlimited Tax School Building
Bonds (Permanent School Fund
Guarantee Program)	0.00	2/1/32	5,545,000	[b]	1,726,436
Sharyland Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	5.00	2/15/17	1,130,000		1,243,023
Texas National Research Laboratory
Commission Financing Corporation,
LR (Superconducting Super
Collider Project)	6.95	12/1/12	365,000		403,599
Utah—.2%
Intermountain Power Agency,
Subordinated Power
Supply Revenue	5.25	7/1/22	1,250,000		1,316,162
Virginia—8.3%
Albemarle County Industrial
Development Authority, HR
(Martha Jefferson Hospital)	5.25	10/1/15	1,445,000		1,559,791
Alexandria,
Consolidated Public Improvement
GO Bonds (Prerefunded)	5.50	6/15/10	2,625,000	[a]	2,693,696

The Fund	27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Virginia (continued)
Amherst Industrial Development
Authority, Educational Facilities
Revenue (Sweet Briar College)	5.00	9/1/26	1,000,000	993,330
Bristol,
Utility System Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.25	7/15/20	2,185,000	2,245,437
Capital Region Airport Commission,
Airport Revenue (Insured;
Assured Guaranty Municipal Corp.)	5.00	7/1/31	1,000,000	1,039,360
Chesapeake,
Chesapeake Expressway Toll
Road Revenue	5.63	7/15/19	900,000	910,314
Chesapeake,
GO Public Improvement Bonds	5.50	12/1/17	1,750,000	1,903,160
Chesapeake Bay Bridge and Tunnel
Commission District, General
Resolution Revenue (Insured;
Berkshire Hathaway Assurance
Corporation)	5.50	7/1/25	1,000,000	1,179,600
Chesterfield County Economic
Development Authority, PCR
(Virginia Electric and Power
Company Project)	5.00	5/1/23	1,000,000	1,074,560
Danville Industrial Development
Authority, HR (Danville
Regional Medical Center)
(Insured; AMBAC)	5.25	10/1/28	1,500,000	1,751,835
Dulles Town Center Community
Development Authority, Special
Assessment Revenue (Dulles
Town Center Project)	6.25	3/1/26	2,885,000	2,731,576
Fairfax County Redevelopment and
Housing Authority, LR (James
Lee Community Center)	5.25	6/1/19	1,120,000	1,178,587
Fairfax County Water Authority,
Water Revenue (Prerefunded)	5.50	4/1/10	1,830,000 [a]	1,857,853
Middle River Regional Jail
Authority, Jail Facility
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.00	5/15/19	1,200,000	1,284,096

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Virginia (continued)
Newport News,
GO General Improvement Bonds
and GO Water Bonds	5.25	7/1/22	1,000,000		1,217,410
Norfolk,
Water Revenue	5.00	11/1/25	1,000,000		1,116,720
Peninsula Ports Authority of
Virginia, Residential Care
Facility Revenue (Virginia
Baptist Homes)	5.40	12/1/33	500,000		305,680
Prince William County Industrial
Development Authority,
Educational Facilities Revenue
(The Catholic Diocese of Arlington)	5.50	10/1/33	1,000,000		1,009,630
Richmond Metropolitan Authority,
Expressway Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.25	7/15/17	2,900,000		3,255,366
Roanoke Industrial Development
Authority, HR (Carilion Health
System) (Insured; National
Public Finance Guarantee Corp.)	5.50	7/1/21	2,500,000		2,593,875
Tobacco Settlement Financing
Corporation of Virginia, Tobacco
Settlement Asset-Backed
Bonds (Prerefunded)	5.63	6/1/15	1,000,000	[a]	1,185,610
Virginia College Building
Authority, Educational
Facilities Revenue (Regent
University Project)	5.00	6/1/36	785,000		674,409
Virginia College Building
Authority, Educational Facilities
Revenue (Regent University
Project) (Prerefunded)	5.00	6/1/16	215,000	[a]	251,864
Virginia Housing Development
Authority, Commonwealth
Mortgage Revenue	6.38	1/1/36	1,500,000		1,642,440
Virginia Housing Development
Authority, Rental Housing Revenue	5.50	6/1/30	1,000,000		1,061,760
Virginia Public Building
Authority, Public Facilities
Revenue (Prerefunded)	5.75	8/1/10	2,700,000	[a]	2,764,584

The Fund 29

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Virginia (continued)
Virginia Public School Authority,
School Financing Bonds	5.00	8/1/28	1,500,000		1,637,250
Virginia Resources Authority,
Clean Water State Revolving
Fund Revenue	5.00	10/1/29	1,000,000		1,088,420
Virginia Resources Authority,
Clean Water State Revolving
Fund Revenue (Prerefunded)	5.38	10/1/10	1,535,000	[a]	1,582,723
Washington County Industrial
Development Authority, HR
(Mountain States Health Alliance)	7.75	7/1/38	2,000,000		2,292,060
Washington—2.1%
FYI Properties, LR
(State of Washington Department
of Information Services Project)	5.50	6/1/34	1,000,000		1,065,640
Washington,
GO (Various Purpose)	5.00	2/1/28	3,155,000		3,423,522
Washington Economic Development
Finance Authority, EDR
(Benaroya Research Institute
at Virginia Mason Project)	4.00	6/1/24	2,645,000		2,438,425
Washington Health Care Facilities
Authority, Mortgage Revenue
(Highline Medical Center)
(Collateralized; FHA)	6.25	8/1/36	3,500,000		3,767,890
Washington Health Care Facilities
Authority, Revenue (MultiCare
Health System) (Insured; Assured
Guaranty Municipal Corp.)	5.50	8/15/24	1,000,000		1,062,130
Wisconsin—.6%
Milwaukee Housing Authority,
MFHR (Veterans Housing
Projects) (Collateralized; FNMA)	5.10	7/1/22	1,000,000		1,069,760
Wisconsin,
General Fund Annual
Appropriation Bonds	5.75	5/1/33	2,000,000		2,162,720
U.S. Related—5.3%
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds (Prerefunded)	6.00	7/1/10	1,500,000	[a]	1,530,210

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Related (continued)
Government of Guam,
GO	6.75	11/15/29	500,000		530,280
Guam Waterworks Authority,
Water and Wastewater
System Revenue	5.88	7/1/35	2,000,000		1,976,440
Puerto Rico Commonwealth,
Public Improvement GO	6.00	7/1/39	1,000,000		1,029,450
Puerto Rico Commonwealth,
Public Improvement GO
(Insured; FGIC)	5.50	7/1/29	1,315,000		1,335,317
Puerto Rico Electric Power
Authority, Power Revenue	5.00	7/1/26	2,360,000		2,384,426
Puerto Rico Electric Power
Authority, Power Revenue	5.50	7/1/38	3,250,000		3,290,950
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; FGIC) (Prerefunded)	5.00	7/1/15	1,000,000	[a]	1,172,160
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	5.50	7/1/26	1,000,000		1,013,950
Puerto Rico Public Finance
Corporation, Revenue
(Insured; Assured Guaranty
Municipal Corp.)	6.00	8/1/26	1,500,000		1,912,215
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	5.38	8/1/39	1,000,000		1,001,100
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	7,860,000		8,251,978
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.50	8/1/44	1,000,000		1,085,020
Virgin Islands Public Finance
Authority, Revenue (Virgin
Islands Gross Receipts Taxes
Loan Note) (Prerefunded)	6.50	10/1/10	3,000,000	[a]	3,142,050
Total Long-Term
Municipal Investments
(cost $537,646,916)					552,524,520

The Fund 31

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments—.3%	Rate (%)	Date	Amount ($)		Value ($)
Nebraska—.0%
Lancaster County Hospital
Authority Number 1, Health
Facilities Revenue (Immanuel
Health Systems-Williamsburg
Project) (LOC; Allied Irish Banks)	0.30	3/1/10	200,000	[f]	200,000
Ohio—.3%
Allen County,
Hospital Facilities Revenue
(Catholic Healthcare Partners)
(LOC; JPMorgan Chase Bank)	0.14	3/1/10	1,400,000	[f]	1,400,000
Total Short-Term Municipal Investments
(cost $1,600,000)					1,600,000

Total Investments (cost $539,246,916)			99.8%		554,124,520
Cash and Receivables (Net)			.2%		1,242,232
Net Assets			100.0%		555,366,752

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Security issued with a zero coupon. Income is recognized through the accretion of discount.
c Purchased on a delayed delivery basis.
d Collateral for floating rate borrowings.
e Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2010, this security had a total market value of $11,203,527 or 2.0% of net assets.
f Variable rate demand note—rate shown is the interest rate in effect at February 28, 2010. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RAW	Revenue Anticipation Warrants
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA State of New York Mortgage Agency
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

The Fund	33

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	35.5
AA		Aa		AA	20.0
A		A		A	24.5
BBB		Baa		BBB	8.5
BB		Ba		BB	2.8
B		B		B	.4
F1		MIG1/P1		SP1/A1	.3
Not Rated[g]		Not Rated[g]		Not Rated[g]	8.0
					100.0

† Based on total investments.
g Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2010 (Unaudited)

				Cost	Value
Assets ($):
Investments in securities—See Statement of Investments			539,246,916		554,124,520
Cash					1,134,001
Interest receivable					7,005,128
Receivable for investment securities sold					3,467,068
Receivable for shares of Common Stock subscribed					1,133,118
Prepaid expenses					57,941
					566,921,776
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)					274,755
Payable for floating rate notes issued—Note 4					5,100,000
Payable for investment securities purchased					5,086,700
Payable for shares of Common Stock redeemed					929,449
Interest and expense payable related to
floating rate notes issued—Note 4					15,967
Accrued expenses					148,153
					11,555,024
Net Assets ($)					555,366,752
Composition of Net Assets ($):
Paid-in capital					547,705,782
Accumulated undistributed investment income—net					43,842
Accumulated net realized gain (loss) on investments					(7,260,476)
Accumulated net unrealized appreciation
(depreciation) on investments					14,877,604
Net Assets ($)					555,366,752

Net Asset Value Per Share
	Class A	Class B	Class C	Class I	Class Z
Net Assets ($)	288,713,812	2,197,585	24,713,728	837,838	238,903,789
Shares Outstanding	21,549,049	164,011	1,844,624	62,526	17,823,059
Net Asset Value
Per Share ($)	13.40	13.40	13.40	13.40	13.40

See notes to financial statements.

The Fund 35

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2010 (Unaudited)

Investment Income ($):
Interest Income	9,895,866
Expenses:
Management fee—Note 3(a)	1,166,632
Shareholder servicing costs—Note 3(c)	296,473
Distribution fees—Note 3(b)	63,286
Registration fees	51,249
Professional fees	25,782
Custodian fees—Note 3(c)	22,950
Prospectus and shareholders’ reports	22,017
Directors’ fees and expenses—Note 3(d)	12,080
Loan commitment fees—Note 2	2,010
Interest and expense related to floating rate notes issued—Note 4	1,471
Interest expense—Note 2	49
Miscellaneous	24,834
Total Expenses	1,688,833
Less—reduction in management fee due to undertaking—Note 3(a)	(568,482)
Less—reduction in fees due to earnings credits—Note 1(b)	(2,956)
Net Expenses	1,117,395
Investment Income—Net	8,778,471
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(1,022,173)
Net unrealized appreciation (depreciation) on investments	9,612,586
Net Realized and Unrealized Gain (Loss) on Investments	8,590,413
Net Increase in Net Assets Resulting from Operations	17,368,884

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2010	Year Ended
	(Unaudited)	August 31, 2009[a]
Operations ($):
Investment income—net	8,778,471	15,541,452
Net realized gain (loss) on investments	(1,022,173)	(4,747,081)
Net unrealized appreciation
(depreciation) on investments	9,612,586	964,927
Net Increase (Decrease) in Net Assets
Resulting from Operations	17,368,884	11,759,298
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(2,975,684)	(3,786,367)
Class B Shares	(26,533)	(70,163)
Class C Shares	(289,240)	(399,062)
Class I Shares	(11,161)	(1,467)
Class Z Shares	(5,432,011)	(11,244,522)
Total Dividends	(8,734,629)	(15,501,581)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	20,958,534	35,712,831
Class B Shares	79,086	257,616
Class C Shares	2,747,805	6,350,246
Class I Shares	800,164	81,549
Class Z Shares	8,106,913	7,979,621
Net assets received in connection
with reorganization—Note 1	193,276,588	—
Dividends reinvested:
Class A Shares	2,065,985	2,508,776
Class B Shares	16,883	39,406
Class C Shares	166,790	164,773
Class I Shares	1,376	1,084
Class Z Shares	3,914,659	7,937,340
Cost of shares redeemed:
Class A Shares	(15,077,522)	(24,108,937)
Class B Shares	(765,768)	(1,218,272)
Class C Shares	(1,311,516)	(1,745,043)
Class I Shares	(59,092)	—
Class Z Shares	(10,774,528)	(32,054,365)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	204,146,357	1,906,625
Total Increase (Decrease) in Net Assets	212,780,612	(1,835,658)
Net Assets ($):
Beginning of Period	342,586,140	344,421,798
End of Period	555,366,752	342,586,140
Undistributed investment income—net	43,842	—

The Fund 37

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	February 28, 2010	Year Ended
	(Unaudited)	August 31, 2009[a]
Capital Share Transactions:
Class Ab
Shares sold	1,571,459	2,856,437
Shares issued in connection with
reorganization—Note 1	13,664,217	—
Shares issued for dividends reinvested	154,547	199,384
Shares redeemed	(1,128,769)	(1,923,823)
Net Increase (Decrease) in Shares Outstanding	14,261,454	1,131,998
Class Bb
Shares sold	5,961	20,618
Shares issued in connection with
reorganization—Note 1	106,472	—
Shares issued for dividends reinvested	1,263	3,139
Shares redeemed	(57,469)	(96,170)
Net Increase (Decrease) in Shares Outstanding	56,227	(72,413)
Class C
Shares sold	205,682	503,395
Shares issued in connection with
reorganization—Note 1	715,420	—
Shares issued for dividends reinvested	12,481	13,050
Shares redeemed	(98,168)	(139,574)
Net Increase (Decrease) in Shares Outstanding	835,415	376,871
Class I
Shares sold	60,330	6,443
Shares issued for dividends reinvested	103	85
Shares redeemed	(4,435)	—
Net Increase (Decrease) in Shares Outstanding	55,998	6,528
Class Z
Shares sold	606,272	632,269
Shares issued for dividends reinvested	292,851	631,371
Shares redeemed	(806,160)	(2,593,735)
Net Increase (Decrease) in Shares Outstanding	92,963	(1,330,095)

a The fund commenced offering Class I shares on December 15, 2008.
b During the period ended February 28, 2010, 26,128 Class B shares representing $349,282 were automatically converted to 26,133 Class A shares and during the period ended August 31, 2009, 18,768 Class B shares representing $237,450 were automatically converted to 18,783 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2010			Year Ended August 31,
Class A Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	13.10	13.23	13.50	13.81	13.97	13.85
Investment Operations:
Investment income—net[a]	.26	.59	.58	.55	.55	.54
Net realized and unrealized
gain (loss) on investments	.33	(.13)	(.27)	(.30)	(.16)	.14
Total from Investment Operations	.59	.46	.31	.25	.39	.68
Distributions:
Dividends from
investment income—net	(.29)	(.59)	(.58)	(.56)	(.55)	(.55)
Dividends from net realized
gain on investments	—	—	—	—	—	(.01)
Total Distributions	(.29)	(.59)	(.58)	(.56)	(.55)	(.56)
Net asset value, end of period	13.40	13.10	13.23	13.50	13.81	13.97
Total Return (%)[b]	4.52[c]	3.78	2.35	1.79	2.92	5.01
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.97[d]	.99	.98	.99	1.01	.99
Ratio of net expenses
to average net assets	.69[d]	.70	.70	.69	.69	.69
Ratio of interest and expense
related to floating rate notes
issued to average net assets	.00[d,e]	—	—	—	—	—
Ratio of net investment income
to average net assets	4.38[d]	4.70	4.33	4.05	4.03	3.92
Portfolio Turnover Rate	5.94[c]	31.77	49.59	43.08	17.59	9.47
Net Assets, end of period
($ x 1,000)	288,714	95,477	81,428	74,676	3,970	3,574

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.
e	Amount represents less than .01%.

See notes to financial statements.

The Fund	39

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 28, 2010			Year Ended August 31,
Class B Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	13.11	13.23	13.51	13.81	13.98	13.85
Investment Operations:
Investment income—net[a]	.23	.52	.51	.49	.48	.48
Net realized and unrealized
gain (loss) on investments	.32	(.11)	(.27)	(.30)	(.16)	.14
Total from Investment Operations	.55	.41	.24	.19	.32	.62
Distributions:
Dividends from
investment income—net	(.26)	(.53)	(.52)	(.49)	(.49)	(.48)
Dividends from net realized
gain on investments	—	—	—	—	—	(.01)
Total Distributions	(.26)	(.53)	(.52)	(.49)	(.49)	(.49)
Net asset value, end of period	13.40	13.11	13.23	13.51	13.81	13.98
Total Return (%)[b]	4.19[c]	3.35	1.77	1.36	2.34	4.57
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.64[d]	1.61	1.54	1.57	1.56	1.54
Ratio of net expenses
to average net assets	1.19[d]	1.20	1.20	1.19	1.19	1.19
Ratio of interest and expense
related to floating rate notes
issued to average net assets	.00[d,e]	—	—	—	—	—
Ratio of net investment income
to average net assets	3.89[d]	4.22	3.84	3.57	3.55	3.46
Portfolio Turnover Rate	5.94[c]	31.77	49.59	43.08	17.59	9.47
Net Assets, end of period
($ x 1,000)	2,198	1,413	2,385	3,260	600	544

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.
e	Amount represents less than .01%.

See notes to financial statements.

Six Months Ended
February 28, 2010			Year Ended August 31,
Class C Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	13.10	13.23	13.50	13.81	13.98	13.85
Investment Operations:
Investment income—net[a]	.23	.50	.48	.44	.46	.44
Net realized and unrealized
gain (loss) on investments	.31	(.13)	(.27)	(.30)	(.18)	.14
Total from Investment Operations	.54	.37	.21	.14	.28	.58
Distributions:
Dividends from
investment income—net	(.24)	(.50)	(.48)	(.45)	(.45)	(.44)
Dividends from net realized
gain on investments	—	—	—	—	—	(.01)
Total Distributions	(.24)	(.50)	(.48)	(.45)	(.45)	(.45)
Net asset value, end of period	13.40	13.10	13.23	13.50	13.81	13.98
Total Return (%)[b]	4.14[c]	3.00	1.59	1.02	2.08	4.30
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.74[d]	1.74	1.73	1.74	1.76	1.74
Ratio of net expenses
to average net assets	1.44[d]	1.45	1.45	1.44	1.44	1.44
Ratio of interest and expense
related to floating rate notes
issued to average net assets	.00[d,e]	—	—	—	—	—
Ratio of net investment income
to average net assets	3.62[d]	3.93	3.58	3.32	3.29	3.20
Portfolio Turnover Rate	5.94[c]	31.77	49.59	43.08	17.59	9.47
Net Assets, end of period
($ x 1,000)	24,714	13,220	8,364	7,549	611	539

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.
e	Amount represents less than .01%.

See notes to financial statements.

The Fund	41

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 28, 2010	Year Ended
Class I Shares	(Unaudited)	August 31, 2009[a]
Per Share Data ($):
Net asset value, beginning of period	13.10	11.65
Investment Operations:
Investment income—net[b]	.32	.45
Net realized and unrealized
gain (loss) on investments	.29	1.45
Total from Investment Operations	.61	1.90
Distributions:
Dividends from investment income—net	(.31)	(.45)
Net asset value, end of period	13.40	13.10
Total Return (%)[c]	4.66	16.46
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.76	.96
Ratio of net expenses to average net assets[d]	.44	.45
Ratio of interest and expense related to floating
rate notes issued to average net assets	.00[d,e]	—
Ratio of net investment income to average net assets[d]	4.65	4.91
Portfolio Turnover Rate	5.94[c]	31.77
Net Assets, end of period ($ x 1,000)	838	86

a	From December 15, 2008 (commencement of initial offering) to August 31, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.
e	Amount represents less than .01%.

See notes to financial statements.

Six Months Ended
February 28, 2010			Year Ended August 31,
Class Z Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	13.11	13.23	13.51	13.81	13.98	13.86
Investment Operations:
Investment income—net[a]	.31	.62	.62	.59	.59	.58
Net realized and unrealized
gain (loss) on investments	.29	(.12)	(.28)	(.30)	(.17)	.13
Total from Investment Operations	.60	.50	.34	.29	.42	.71
Distributions:
Dividends from
investment income—net	(.31)	(.62)	(.62)	(.59)	(.59)	(.58)
Dividends from net realized
gain on investments	—	—	—	—	—	(.01)
Total Distributions	(.31)	(.62)	(.62)	(.59)	(.59)	(.59)
Net asset value, end of period	13.40	13.11	13.23	13.51	13.81	13.98
Total Return (%)	4.57[b]	4.12	2.53	2.11	3.11	5.28
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.74[c]	.77	.76	.76	.77	.75
Ratio of net expenses
to average net assets	.45[c]	.45	.45	.44	.44	.44
Ratio of interest and expense
related to floating rate notes
issued to average net assets	.00[c,d]	—	—	—	—	—
Ratio of net investment income
to average net assets	4.62[c]	4.97	4.58	4.31	4.30	4.21
Portfolio Turnover Rate	5.94[b]	31.77	49.59	43.08	17.59	9.47
Net Assets, end of period
($ x 1,000)	238,904 232,390		252,246	268,420	192,404	207,034

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	Amount represents less than .01%.

See notes to financial statements.

The Fund	43

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus AMT-Free Municipal Bond Fund (the “fund”) is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers four series, including the fund. The fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

As of the close of business on January 19, 2010, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors, all of the assets, subject to the liabilities, of Dreyfus State Municipal Bond Funds, DreyfusVirginia Fund (“Virginia Fund”), were transferred to the fund in exchange for corresponding class of shares of Common Stock of the fund of equal value.The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Class A, Class B and Class C of Virginia Fund received Class A, Class B and Class C shares of the fund, respectively, in each case in an amount equal to the aggregate net asset value of their investment inVirginia Fund at the time of the exchange. The exchange ratios for Class A, Class B and Class C shares are 1.24, 1.24 and 1.24, respectively.The net asset value of the fund’s shares on the close of business January 19, 2010, after the reorganization was $13.35 for Class A, $13.35 for Class B and $13.35 for Class C shares, and a total of 4,111,394 Class A shares, 42,128 Class B shares and 213,068 Class C shares were issued to shareholders of Virginia Fund in the exchange.The exchange was a tax-free event toVirginia Fund shareholders. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however the cost basis of investments received from Virginia Fund was carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

As of the close of business on January 26, 2010, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors, all of the assets, subject to the liabilities, of Dreyfus State Municipal Bond Funds, Dreyfus North Carolina Fund (“North Carolina Fund”), were transferred to the fund in exchange for corresponding class of shares of Common Stock of the fund of equal value.The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Class A, Class B and Class C of North Carolina Fund received Class A, Class B and Class C shares of the fund, respectively, in each case in an amount equal to the aggregate net asset value of their investment in North Carolina Fund at the time of the exchange. The exchange ratios for Class A, Class B and Class C shares are 1.02, 1.02 and 1.02, respectively. The net asset value of the fund’s shares on the close of business January 26, 2010, after the reorganization was $13.35 for Class A, $13.35 for Class B and $13.35 for Class C shares, and a total of 4,158,878 Class A shares, 45,554 Class B shares and 266,510 Class C shares were issued to shareholders of North Carolina Fund in the exchange. The exchange was a tax-free event to North Carolina Fund shareholders. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however the cost basis of investments received from North Carolina Fund was carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

As of the close of business on January 28,2010,pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors, all of the assets, subject to the liabilities, of Dreyfus State Municipal Bond Funds, Dreyfus Michigan Fund (“Michigan Fund”), were transferred to the fund in exchange for corresponding class of shares of Common Stock of the fund of equal value.The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Class A, Class B and Class C of Michigan Fund received Class A, Class B and Class C shares of the fund, respectively, in each case in an amount equal to the aggregate net asset value of

The Fund	45

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

their investment in Michigan Fund at the time of the exchange. The exchange ratios for Class A, Class B and Class C shares are 1.09, 1.09 and 1.09, respectively.The net asset value of the fund’s shares on the close of business January 28, 2010, after the reorganization was $13.33 for Class A, $13.33 for Class B and $13.33 for Class C shares, and a total of 5,393,945 Class A shares, 18,790 Class B shares and 235,842 Class C shares were issued to shareholders of Michigan Fund in the exchange. The exchange was a tax-free event to Michigan Fund shareholders. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value;however the cost basis of investments received from Michigan Fund was carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

	Unrealized
	Appreciation ($)	Net Assets ($)
Virginia Fund—Target Fund	2,489,966	58,293,983
North Carolina Fund—Target Fund	2,446,568	59,687,068
Michigan Fund—Target Fund	4,164,842	75,295,537
Dreyfus AMT-Free Municipal Bond
Fund-Acquiring Fund	3,960,241	359,223,594
Total	13,061,617	552,500,182

Assuming the acquisitions of Virginia Fund, North Carolina Fund and Michigan Fund had been completed on September 1, 2009, respectively, the acquiring fund’s pro forma results in the Statement of Operations during the period ended February 28, 2010 were as follows:

Net investment income	$12,223,004[1]
Net realized and unrealized
gain (loss) on investment	$11,778,669[2]
Net increase (decrease) in net assets
resulting from operations	$24,001,673

1	$8,778,471 as reported in the Statement of Operations, plus $951,475 Virginia Fund,
$1,038,720 North Carolina Fund and $1,454,338 Michigan Fund pre-merger.
2	$8,590,413 as reported in the Statement of Operations plus $756,846 Virginia Fund,
$989,007 North Carolina Fund and $1,442,403 Michigan Fund pre-merger.

Because the combined funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Virginia Fund, North Carolina Fund and Michigan Fund that have been included in the fund’s Statement of Operations since February 28, 2010.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class Z (200 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Class Z shares are closed to new investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund	47

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly trans-

action between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierar chy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s invest ments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	554,124,520	—	554,124,520

The Fund	49

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases,sales,issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended August 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $2,357,871 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2009. If not applied, $1,278,066 of the carryover expires in fiscal 2010, $74,950 expires in fiscal 2012, $7,447 expires in fiscal 2013 and $997,408 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2009 was as follows: tax exempt income $15,499,878 and ordinary income $1,703.The tax character of current year distributions will be determined at the end of the current fiscal year.

The Fund	51

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2010 was approximately $7,200, with a related weighted average annualized interest rate of 1.39%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Manager has undertaken, until such time as it gives shareholders at least 90 days’ notice, to waive receipt of its fees and/or assume the expenses of the fund so that fund expenses, exclusive of shareholder services plan fees, Rule 12b-1 distribution plan fees, taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, do not exceed an annual rate of .45% of the value of the fund’s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $568,482 during the period ended February 28, 2010.

During the period ended February 28, 2010, the Distributor retained $6,808 from commissions earned on sales of the fund’s Class A shares, and $590 and $766 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended February 28, 2010, Class B and Class C shares were charged $3,412 and $59,874, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2010, Class A, Class B and Class C shares were charged $169,671, $1,706 and $19,958 respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan with respect to Class Z (“Class Z Shareholder Services Plan”), Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares providing reports and other information, and services related to the maintenance of Class Z shareholder accounts. During the period ended February 28, 2010, Class Z shares were charged $46,732 pursuant to the Class Z Shareholder Services Plan.

The Fund	53

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2010, the fund was charged $45,817 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2010, the fund was charged $2,956 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2010, the fund was charged $22,950 pursuant to the custody agreement.

During the period ended February 28, 2010, the fund was charged $3,341 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $255,102, Rule 12b-1 distribution plan fees $14,896, shareholder services plan fees $60,387, custodian fees $17,801, chief compliance officer fees $19,087 and transfer agency per account fees $21,412, which are offset against an expense reimbursement currently in effect in the amount of $113,930.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2010, amounted to $36,073,084 and $23,976,049, respectively.

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The fund held no derivatives during the period ended February 28, 2010.These disclosures did not impact the notes to the financial statements.

Inverse Floater Securities: The fund may participate in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds purchased by the fund are transferred to a trust.The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities under the caption, “Payable for floating rate notes issued” in the Statement of Assets and Liabilities.

The Fund	55

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The average amount of borrowings outstanding under the inverse floater structure during the period ended February 28, 2010, was approximately $1,700,000, with a related weighted average annualized interest rate of .09%.

At February 28, 2010, accumulated net unrealized appreciation on investments was $14,877,604, consisting of $27,607,908 gross unrealized appreciation and $12,730,304 gross unrealized depreciation.

At February 28, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of the financial statements. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on November 9-10, 2009, the Board considered the re-approval for an annual period of the fund’s Management Agreement,pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus complex, and representatives of the Manager confirmed that there had been no material changes in the information. The Board also discussed the nature, extent, and quality of the services provided to the fund pursuant to the fund’s Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund’s Management Fee and Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund’s management fee and

The Fund	57

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in these reports were comparisons of contractual and actual management fee rates and total operating expenses.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance for various periods ended September 30, 2009, as well as comparisons of total return performance for various periods ended September 30, 2009 and yield performance for one-year periods ended September 30th for the fund to the same group of funds as the Expense Group (the “Performance Group”) and to a group of funds that was broader than the Expense Universe (the “Performance Universe”) that also were selected by Lipper. The Manager previously had furnished the Board with a description of the methodology Lipper used to select the fund’s Expense Group and Expense Universe, and Performance Group and Performance Universe. The Manager also provided a comparison of the fund’s total return to the fund’s Lipper category average return for each of the past 10 calendar years.

The Board reviewed the results of the Expense Group and Expense Universe comparisons that were prepared based on financial statements currently available to Lipper as of September 30, 2009. The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s contractual management fee was higher than the Expense Group median. The Board also noted that the fund’s actual management fee was lower than the Expense Group and Expense Universe medians and that the fund’s total expense ratio (based on Class A shares) was lower than the Expense Group and Expense Universe medians.

With respect to the fund’s performance, because the fund’s Class A shares have only five years of performance history (through September 30, 2009), the Board also reviewed performance results for the fund’s Class Z shares, which is the fund’s oldest share class.The Board noted that the fund’s Class Z shares achieved first or second quartile (the first quartile being the highest performance ranking group) total return rankings in the Performance Group and Performance Universe for each reported time period up to 10 years.The Board noted that Class A shares’ performance was slightly lower than the performance of Class Z shares, and that Class A shares achieved second or third quartile total return rankings in the Performance Group and Performance Universe for each reported time period up to 10 years.The Board further noted that the fund’s total return was higher than the fund’s Lipper category average return for 8 of the past 10 calendar years (lower in 2 of the 10 years).

On a yield performance basis, the Board noted that the 1-year yield performance for Class Z shares for the past 10 annual periods was at or higher than the Performance Group median for each reported annual period and higher than the Performance Universe median for each reported annual period. The Board also noted that the 1-year yield performance for Class A shares was lower than the Performance Group median and higher than the Performance Universe median for each of the six reported annual period.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates that were reported in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds and any differences, from the Manager’s perspective, in providing services to the Similar Funds as compared to the fund.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the management fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee. Representatives of the Manager noted that there were no similarly managed institutional separate accounts or wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies, and strategies as the fund.

The Fund	59

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Analysis of Profitability and Economies of Scale.The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the change in the fund’s asset size from the prior year, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund and noted that there were no soft dollar arrangements in effect with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the generally superior service levels provided. The Board also noted the Manager’s absorption of certain expenses of the fund over the past year and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board reached the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the ser- vices provided by the Manager are adequate and appropriate.

  The Board was satisfied with the fund’s performance.

  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative perfor- mance and expense and management fee information, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund	61

For More Information

Telephone Call your financial representative or 1-800-554-4611 Holders of Class Z call 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Dreyfus BASIC
Municipal Money
Market Fund

SEMIANNUAL REPORT February 28, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statement of Changes in Net Assets
21	Financial Highlights
22	Notes to Financial Statements
29	Information About the Review and Approval of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus BASIC
Municipal Money
Market Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC Municipal Money Market Fund, covering the six-month period from September 1, 2009, through February 28, 2010.

Virtually all of the capital markets realized a broad-based rebound in security prices during the reporting period, as global credit markets showed improvements and an economic recovery gained momentum in the United States and around the world. However, stubbornly high unemployment rates produced headwinds against tepid improvements in business activity, consumer spending and the broad housing market. To help mitigate the risk of a relapse in economic decline, the Federal Reserve Board (the “Fed”) continued its aggressive accommodative monetary policy and maintained short-term interest rates near historically low levels since the start of 2009.

According to the Federal Open Market Committee’s recent statements, it appears likely that they intend on keeping any prospects of raising the overnight federal funds rate on hold for some time despite the possibility of above-trend economic growth and inflation in 2010. However, it has begun to lay the groundwork for future rate hikes, including paring back some of the market support it has provided to financial institutions. For investors looking to allocate into such long-term assets as stocks and bonds, we believe positive results are likely to be delivered through a selective security evaluation process that favors such active investment vehicles. As always, your financial advisor can help you identify those opportunities and recommend appropriate ways for you to align them with your current liquidity needs, future goals and attitude toward risk.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2009, through February 28, 2010, as provided by Colleen Meehan, Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2010, Dreyfus BASIC Municipal Money Market Fund produced an annualized yield of 0.03%. Taking into account the effects of compounding, the fund produced an annualized effective yield of 0.03%.1

Yields of tax-exempt money market instruments remained at historically low levels during the reporting period as the Federal Reserve Board (the “Fed”) maintained an aggressively accommodative monetary policy to stimulate economic growth in the wake of a recession and financial crisis. Supply-and-demand dynamics in the tax-exempt money markets also contributed to low yields.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income taxes as is consistent with the preservation of capital and the maintenance of liquidity.To pursue this goal, the fund normally invests substantially all of its assets in short-term, high-quality, municipal obligations that provide income exempt from federal income taxes. The fund may also invest in high-quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Although the fund seeks to provide income exempt from federal income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund may invest temporarily in high-quality, taxable money market instruments when acceptable municipal obligations are not available for investment.

Economy, Supply-and-Demand Dynamics Kept Yields Low

The reporting period began in the midst of a recovery from the most severe recession since the 1930s.Although unemployment has remained high, manufacturing activity has rebounded and housing prices appear

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

to have bottomed. In addition, credit markets thawed as they recovered from a global credit crisis.

In response to the downturn, the Fed had reduced the overnight federal funds rate to an unprecedented low range between 0% and 0.25%, where it remained throughout the reporting period. The U.S. Department of the Treasury also had initiated several remedial measures, including the Temporary Guarantee Program for Money Market Funds, which remained in effect through September 18, 2009.

In the municipal securities market, tighter lending restrictions, credit-rating downgrades, industry consolidation and the collapse of the municipal bond insurance industry led to a decrease in the supply of eligible variable-rate demand notes and tender option bonds. Due to the high cost of short-term funding, states and municipalities instead issued more long-term bonds, including taxable securities through the government-supported Build America Bonds program, which was enacted as part of the economic stimulus package.These factors effectively limited the available supply of municipal money market instruments.

Meanwhile, demand for tax-exempt money market instruments remained relatively robust. In addition to demand from individuals concerned about potential tax increases, the tax-exempt market saw rising participation among institutional investors seeking competitive yields compared with taxable money market instruments.The combination of limited supply and robust demand put additional downward pressure on already low tax-exempt money market yields.

Finally, many states and municipalities struggled throughout the reporting period with deteriorating fiscal conditions due to reduced tax collections and intensifying demands on social services.The resulting credit deterioration has further limited the supply of instruments meeting our investment criteria.

In-House Research Supported Credit Quality

As has been the case for some time, during the reporting period we continued to focus on direct, high-quality municipal obligations. Our credit analysts conduct in-depth, independent research into the fiscal health of the issuers we consider, a process that helped the funds avoid

4

some of the market’s more severe credit-related problems. We favored instruments—including commercial paper and municipal notes with maturities of six months or less—backed by pledged tax appropriations or revenues from facilities providing essential services.We generally shied away from instruments issued by entities that depend heavily on state aid.

With interest rates hovering near historical lows throughout the reporting period, municipal money market funds have maintained short weighted average maturities compared to historical norms.The fund was no exception, as we set its weighted average maturity in a range that generally was in line with industry averages. Because yield differences have remained relatively narrow along the market’s maturity range, this conservative strategy did not detract materially from the fund’s performance.

Safety and Liquidity Remain Paramount

The Fed has repeatedly indicated that it is likely to keep short-term interest rates near historical lows for an extended period, suggesting that municipal money market yields are unlikely to rise significantly anytime soon. In addition, the U.S. government recently issued new regulations for money market funds in the wake of the financial crisis. Therefore, despite the apparent progress of the economic recovery, we believe the prudent course continues to be a conservative credit selection strategy with an emphasis on preservation of capital and liquidity. Of course, we are prepared to adjust our strategies as economic and market conditions evolve.

March 15, 2010

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
1	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.Yields provided reflect the absorption of certain fund expenses by The Dreyfus
Corporation, pursuant to an agreement in effect until such time as shareholders are given at least
90 days’ notice and which Dreyfus has committed will remain in place until at least January 1,
2011. Had these expenses not been absorbed, the fund’s annualized yield would have been
-0.18% and the fund’s annualized effective yield would have been -0.18%.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC Municipal Money Market Fund from September 1, 2009 to February 28, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2010

Expenses paid per $1,000†	$1.98
Ending value (after expenses)	$1,000.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2010

Expenses paid per $1,000†	$2.01
Ending value (after expenses)	$1,022.81

† Expenses are equal to the fund’s annualized expense ratio of .40%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
February 28, 2010 (Unaudited)

Short-Term	Coupon	Maturity	Principal
Investments—99.2%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—.9%
Evergreen Industrial Development
Board, Industrial Revenue,
Refunding (Tenax Manufacturing
Project) (LOC; San Paolo Bank)	0.28	3/7/10	2,300,000	[a]	2,300,000
Arizona—1.3%
Yavapai County Industrial
Development Authority, HR
(Northern Arizona Healthcare
System) (LOC; Banco Bilbao
Vizcaya Argentaria)	0.17	3/7/10	3,400,000	[a]	3,400,000
California—3.8%
Los Angeles County Capital Asset
Leasing Corporation, LR, CP
(LOC: Bayerische Landesbank,
JPMorgan Chase Bank and
Westdeutsche Landesbank)	0.36	3/15/10	5,100,000		5,100,000
Southern California Public Power
Authority, Transmission
Project Revenue, Refunding
(Southern Transmission
Project) (Insured; Assured
Guaranty Municipal Corp. and
Liquidity Facility;
Westdeutsche Landesbank)	0.22	3/7/10	5,000,000	[a]	5,000,000
Colorado—4.4%
CollegeInvest,
Education Loan Revenue (LOC;
Lloyds TSB Bank PLC)	0.22	3/7/10	1,600,000	[a]	1,600,000
Colorado,
Revenue, TRAN (Education Loan
Program)	1.50	8/12/10	4,000,000		4,021,713
Denver City and County,
Airport System Revenue (LOC;
Landesbank Baden-Wurttemberg)	0.24	3/7/10	3,500,000	[a]	3,500,000
Solaris Metropolitan District
Number 1, Property Tax Revenue
(LOC; Key Bank)	0.90	3/7/10	2,610,000	[a]	2,610,000
Connecticut—.9%
Hartford,
GO Notes, BAN	2.25	4/15/10	2,500,000		2,505,242

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida—4.7%
Capital Trust Agency,
MFHR (Brittany Bay Apartments
—Waterman’s Crossing)
(Liquidity Facility; FHLMC and
LOC; FHLMC)	0.25	3/7/10	2,835,000	[a,b]	2,835,000
Escambia County Health Facilities
Authority, Healthcare
Facilities Revenue, Refunding
(Azalea Trace, Inc. Obligated
Group) (LOC; Bank of America)	0.13	3/1/10	2,000,000	[a]	2,000,000
Jacksonville,
Educational Facilities Revenue
(Edward Waters College
Project) (LOC; Wachovia Bank)	0.28	3/7/10	1,240,000	[a]	1,240,000
Manatee County School District,
GO Notes, TAN	1.00	5/1/10	2,000,000		2,002,005
Orange County Health Facilities
Authority, HR (Orlando
Regional Healthcare System)
(LOC; Branch Banking and
Trust Co.)	0.22	3/7/10	4,500,000	[a]	4,500,000
Georgia—1.7%
Clayton County Development
Authority, Revenue (DACC
Public Purpose Corporation II
Project) (LOC; Dexia Credit
Locale)	0.50	3/7/10	4,570,000	[a]	4,570,000
Illinois—1.4%
Illinois Development Finance
Authority, Revenue (Park Ridge
Youth Campus Project) (LOC;
ABN-AMRO)	0.50	3/7/10	1,000,000	[a]	1,000,000
Illinois Finance Authority,
Revenue (The Art Institute of
Chicago) (LOC; Northern
Trust Co.)	0.21	3/7/10	2,800,000	[a]	2,800,000
Indiana—2.5%
Indiana Educational Facilities
Authority, Revenue (Martin
University Project)
(LOC; Key Bank)	0.30	3/7/10	2,625,000	[a]	2,625,000

8

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Indiana (continued)
Indiana Health and Educational
Facility Financing Authority,
Revenue (Ascension Health
Senior Credit Group)
(Liquidity Facility; Citibank NA)	0.20	3/7/10	4,000,000	[a,b]	4,000,000
Iowa—3.6%
Guttenberg,
HR, BAN (Guttenberg Municipal
Hospial Project)	1.50	12/1/10	2,600,000		2,609,717
Iowa Finance Authority,
SWDR (MidAmerican
Energy Project)	0.44	3/7/10	5,000,000	[a]	5,000,000
Iowa Higher Education Loan
Authority, Revenue, BAN
(William Penn University Project)	1.50	12/1/10	2,000,000		2,007,474
Kansas—.6%
Shawnee,
IDR (Thrall Enterprises Inc.
Project) (LOC; ABN-AMRO)	0.50	3/7/10	1,500,000	[a]	1,500,000
Louisiana—2.9%
Ascension Parish,
Revenue (BASF Corporation
Project)	0.38	3/7/10	2,800,000	[a]	2,800,000
Louisiana Public Facilities
Authority, Revenue (Tiger
Athletic Foundation Project)
(LOC; FHLB)	0.18	3/7/10	5,000,000	[a]	5,000,000
Maryland—2.4%
Maryland Economic Development
Corporation, Revenue
(Chesapeake Advertising
Facility) (LOC; M&T Bank)	0.45	3/7/10	1,545,000	[a]	1,545,000
Maryland Health and Higher
Educational Facilities Authority,
Revenue, CP (Johns Hopkins
Health System)
(Liquidity Facility; Wachovia Bank)	0.23	4/7/10	5,000,000		5,000,000
Massachusetts—1.1%
Massachusetts,
GO Notes, RAN	2.50	4/29/10	3,000,000		3,010,450

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Michigan—8.7%
Michigan,
GO Notes	2.00	9/30/10	5,000,000		5,042,709
Michigan Hospital Finance
Authority, Revenue, CP
(Trinity Health System)	0.28	6/11/10	5,000,000		5,000,000
Michigan Strategic Fund,
LOR (Diocese of Grand Rapids
Educational and Cathedral
Square Project) (LOC; Fifth
Third Bank)	0.29	3/7/10	11,200,000	[a]	11,200,000
Oakland County Economic
Development Corporation, LOR
(Michigan Seamless Tube LLC
Project) (LOC; ABN-AMRO)	0.41	3/7/10	2,430,000	[a]	2,430,000
Minnesota—1.2%
Waite Park,
IDR (McDowall Company Project)
(LOC; U.S. Bank NA)	0.41	3/7/10	3,240,000	[a]	3,240,000
Missouri—2.1%
Missouri Development Finance
Board, LR, CP
(LOC; U.S. Bank NA)	0.25	4/5/10	5,571,000		5,571,000
Nevada—5.8%
Clark County,
Airport System Subordinate
Lien Revenue (LOC; Landesbank
Baden-Wurttemberg)	0.25	3/7/10	15,500,000	[a]	15,500,000
New Hampshire—.7%
New Hampshire Health and Education
Facilities Authority, Revenue
(Dartmouth College Issue)
(Liquidity Facility; JPMorgan
Chase Bank)	0.15	3/1/10	1,000,000	[a]	1,000,000
New Hampshire Health and Education
Facilities Authority, Revenue
(University System of New
Hampshire Issue)	0.14	3/1/10	1,000,000	[a]	1,000,000

10

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York—1.5%
Metropolitan Transportation
Authority, Transportation
Revenue, Refunding (Insured;
Assured Guaranty Municipal
Corp. and Liquidity Facility;
Westdeutsche Landesbank)	0.21	3/7/10	4,000,000	[a]	4,000,000
North Carolina—4.8%
Iredell County Industrial
Facilities and Pollution
Control Financing Authority,
IDR (C.R. Onsrud, Inc.
Project) (LOC; Wachovia Bank)	0.35	3/7/10	2,805,000	[a]	2,805,000
North Carolina Capital Facilities
Finance Agency, Educational
Facilities Revenue (High Point
University Project) (LOC;
Branch Banking and Trust Co.)	0.19	3/7/10	4,000,000	[a]	4,000,000
North Carolina Medical Care
Commission, Health Care
Facility Revenue (Merlots
Program) (Providence Place
Retirement Community Nursing
Home Project) (Liquidity
Facility; Wachovia Bank and
LOC; GNMA)	0.18	3/7/10	6,235,000	[a,b]	6,235,000
Ohio—2.1%
Akron,
Street Improvement Special
Assessment Notes	3.50	10/1/10	1,000,000		1,004,280
Bellevue City School District,
School Facilities Construction
and Improvement Unlimited Tax
GO Notes	1.45	6/2/10	2,000,000		2,004,068
Clark County,
Solid Waste Facilities Revenue
(Eastwood Dairy LLC Project)
(LOC; Wachovia Bank)	0.40	3/7/10	2,750,000	[a]	2,750,000

The Fund	11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Oklahoma—2.8%
Optima Municipal Authority,
Industrial Revenue (Seaboard
Project) (LOC; Bank of the
West)	0.39	3/7/10	7,500,000	[a]	7,500,000
Pennsylvania—3.8%
Delaware County Industrial
Development Authority, PCR, CP
(Exelon Generation Company
LLC) (LOC; BNP Paribas)	0.27	3/16/10	2,000,000		2,000,000
Emmaus General Authority,
Local Government Revenue
(Bond Pool Program)
(LOC; U.S. Bank NA)	0.20	3/7/10	2,000,000	[a]	2,000,000
Lancaster County Hospital
Authority, Health Center
Revenue (LUTHERCARE Project)
(LOC; M&T Bank)	0.20	3/7/10	1,257,000	[a]	1,257,000
Pennsylvania Economic Development
Financing Authority, Revenue
(Evergreen Community Power
Facility) (LOC; M&T Bank)	0.35	3/7/10	5,000,000	[a]	5,000,000
South Carolina—1.8%
South Carolina Jobs-Economic
Development Authority, HR
(Conway Hospital, Inc.)
(Insured; Assured Guaranty
Municipal Corp. and Liquidity
Facility; Branch Banking and
Trust Co.)	0.22	3/7/10	4,975,000	[a]	4,975,000
Tennessee—15.5%
Industrial Development Board of
Blount County and the Cities
of Alcoa and Maryville, Local
Government Public Improvement
Revenue (Maryville Civic Arts
Center Project) (LOC; Branch
Banking and Trust Co.)	0.19	3/7/10	6,000,000	[a]	6,000,000
Jackson Energy Authority,
Gas System Revenue, Refunding
(LOC; FHLB)	0.19	3/7/10	4,340,000	[a]	4,340,000

12

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Tennessee (continued)
Knox County Health, Educational
and Housing Facility Board,
Hospital Facilities Revenue
(Catholic Healthcare Partners)
(LOC; Landesbank
Baden-Wurttemberg)	0.22	3/7/10	4,300,000	[a]	4,300,000
Metropolitan Government of
Nashville and Davidson County
Health and Educational
Facilities Board, Revenue,
Refunding (Belmont University
Project) (LOC; FHLB)	0.19	3/7/10	13,700,000	[a]	13,700,000
Sevier County Public Building
Authority, Public Project
Construction Notes (Tennessee
Association of Utility
Districts Interim Loan Program)	1.25	3/1/11	2,000,000		2,010,997
Tennergy Corporation,
Gas Revenue (Putters Program)
(Liquidity Facility; JPMorgan
Chase Bank)	0.20	3/7/10	3,380,000	[a,b]	3,380,000
Tennergy Corporation,
Gas Revenue (Putters Program)
(LOC; BNP Paribas)	0.20	3/7/10	6,885,000	[a,b]	6,885,000
Tennessee,
CP (Liquidity Facility;
Tennessee Consolidated
Retirement System)	0.30	6/8/10	1,500,000		1,500,000
Texas—7.3%
Greenville Industrial Development
Corporation, IDR
(Woodgrain Project)
(LOC; General
Electric Capital Corp.)	0.32	3/7/10	3,225,000	[a]	3,225,000
Harris County Metropolitan Transit
Authority, CP
(Liquidity Facility;
JPMorgan Chase Bank)	0.39	4/13/10	6,500,000		6,500,000
Texas,
TRAN	2.50	8/31/10	5,000,000		5,051,406

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
University of Texas System Board
of Regents, Financing System
Revenue	0.13	3/7/10	4,750,000	[a]	4,750,000
Vermont—1.3%
Vermont Economic Development
Authority, Revenue, CP
(Economic Development Capital
Program) (LOC; Credit Agricole
CIB)	0.45	3/2/10	3,400,000		3,400,000
Virginia—.9%
Hanover County Industrial
Development Authority, IDR
(Virginia Iron and Metal
Company Inc., Project) (LOC;
Branch Banking and Trust Co.)	0.29	3/7/10	2,555,000	[a]	2,555,000
Washington—2.4%
Port of Chehalis Industrial
Development Corporation,
Industrial Revenue (JLT
Holding, LLC Project) (LOC;
Wells Fargo Bank)	0.35	3/7/10	2,480,000	[a]	2,480,000
Washington Housing Finance
Commission, Nonprofit Housing
Revenue (Mirabella Project)
(LOC; HSH Nordbank)	0.25	3/1/10	3,900,000	[a]	3,900,000
Wisconsin—4.3%
Waupaca,
IDR (Gusmer Enterprises, Inc.
Project) (LOC; Wachovia Bank)	0.40	3/7/10	3,350,000	[a]	3,350,000
Wisconsin Health and Educational
Facilities Authority, Revenue
(Mequon Jewish Campus, Inc.
Project) (LOC; Bank One)	0.30	3/7/10	3,060,000	[a]	3,060,000

14

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Wisconsin (continued)
Wisconsin Health and Educational
Facilities Authority, Revenue,
Refunding (Lawrence University
of Wisconsin) (LOC; JPMorgan
Chase Bank)	0.21	3/7/10	4,035,000 [a]	4,035,000
Wisconsin Rural Water Construction
Loan Program Commmission,
Revenue, BAN	1.50	11/15/10	1,000,000	1,005,274

Total Investments (cost $267,023,335)			99.2%	267,023,335
Cash and Receivables (Net)			.8%	2,187,983
Net Assets			100.0%	269,211,318

a Variable rate demand note—rate shown is the interest rate in effect at February 28, 2010. Maturity date represents the next demand date, or the ultimate maturity date if earlier.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2010, these securities amounted to $23,335,000 or 8.7% of net assets.

The Fund	15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond
	Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RAW	Revenue Anticipation Warrants
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA State of New York Mortgage Agency
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

16

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
F1+,F1		VMIG1,MIG1,P1		SP1+,SP1,A1+,A1	90.2
AAA,AA,Ac		Aaa,Aa,Ac		AAA,AA,Ac	3.9
Not Rated[d]		Not Rated[d]		Not Rated[d]	5.9
					100.0

† Based on total investments.
c Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
d Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund	17

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2010 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	267,023,335	267,023,335
Cash		2,037,347
Interest receivable		280,012
Prepaid expenses		15,500
		269,356,194
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		61,435
Payable for shares of Common Stock redeemed		38,483
Accrued expenses		44,958
		144,876
Net Assets ($)		269,211,318
Composition of Net Assets ($):
Paid-in capital		269,211,318
Net Assets ($)		269,211,318
Shares Outstanding
(3 billion shares of $.001 par value Common Stock authorized)		269,211,318
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

18

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2010 (Unaudited)

Investment Income ($):
Interest Income	612,184
Expenses:
Management fee—Note 2(a)	706,036
Shareholder servicing costs—Note 2(b)	69,301
Professional fees	27,519
Custodian fees—Note 2(b)	17,081
Directors’ fees and expenses—Note 2(c)	10,875
Registration fees	10,125
Treasury insurance expense—Note 1(e)	6,752
Prospectus and shareholders’ reports	3,386
Miscellaneous	13,090
Total Expenses	864,165
Less—reduction in management fee due to undertaking—Note 2(a)	(227,503)
Less—reduction in expenses due to undertaking—Note 2(a)	(65,231)
Less—reduction in fees due to earnings credits—Note 1(b)	(1,230)
Net Expenses	570,201
Investment Income—Net, representing net increase
in net assets resulting from operations	41,983

See notes to financial statements.

The Fund	19

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2010	Year Ended
	(Unaudited)	August 31, 2009
Operations ($):
Investment Income-Net, representing
net increase in net assets
resulting from operations	41,983	3,769,513
Dividends to Shareholders from ($):
Investment income—net	(41,983)	(3,769,513)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	34,679,390	101,299,363
Dividends reinvested	40,655	3,626,278
Cost of shares redeemed	(63,572,313)	(167,512,764)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(28,852,268)	(62,587,123)
Total Increase (Decrease) in Net Assets	(28,852,268)	(62,587,123)
Net Assets ($):
Beginning of Period	298,063,586	360,650,709
End of Period	269,211,318	298,063,586

See notes to financial statements.

20

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2010			Year Ended August 31,
	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.011	.025	.033	.028	.016
Distributions:
Dividends from
investment income—net	(.000)[a]	(.011)	(.025)	(.033)	(.028)	(.016)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.02[b]	1.12	2.50	3.32	2.82	1.64
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.61[b]	.65	.60	.60	.61	.60
Ratio of net expenses
to average net assets	.40[b]	.44	.43	.45	.44	.44
Ratio of net investment income
to average net assets	.03[b]	1.15	2.46	3.27	2.76	1.63
Net Assets, end of period
($ x 1,000)	269,211	298,064	360,651	339,372	363,231	420,987

a	Amount represents less than $.001 per share.
b	Annualized.

See notes to financial statements.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC Municipal Money Market Fund (the “fund”) is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series including the fund. The fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and maintenance of liquidity.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, fund valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards.The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

22

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of February 28, 2010 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	267,023,335
Level 3—Significant Unobservable Inputs	—
Total	267,023,335

† See Statement of Investments for additional detailed categorizations.
(b) Securities transactions and investment income: Securities trans-

actions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the

24

extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended August 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2009 was as follows: tax exempt income $3,769,513. The tax character of current year distributions will be determined at the end of the current fiscal year.

At February 28, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

(e) Treasury’s Temporary Guarantee Program: The fund entered into a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

Under the Program, the Treasury guaranteed the share price of shares of the fund held by shareholders as of September 19, 2008 at $1.00 per share if the fund’s net asset value per share fell below $0.995 (a “Guarantee Event”) and the fund liquidated. Recovery under the Program was subject to certain conditions and limitations.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Fund shares acquired by investors after September 19, 2008 that increased the number of fund shares the investor held at the close of business on September 19, 2008 were not eligible for protection under the Program. In addition, fund shares acquired by investors who did not hold fund shares at the close of business on September 19, 2008 were not eligible for protection under the Program.

The Program, which was originally set to expire on December 18, 2008, was initially extended by the Treasury until April 30, 2009 and had been further extended by the Treasury until September 18, 2009, at which time the Secretary of the Treasury terminated the Program. Participation in the initial term and the extended periods of the Program required a payment to the Treasury in the amount of .010%, .015% and .015%, respectively, of the fund’s shares outstanding as of September 19, 2008 (valued at $1.00 per share).

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.The Manager has undertaken, until such time as it gives shareholders at least 90 days’ notice to the contrary, to reduce the management fee paid by the fund, if the fund’s aggregate expenses, exceed an annual rate of .45% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $227,503 during the period ended February 28, 2010.

The Manager has undertaken to reimburse expenses in the event that current yields drop below a certain level. Such limitation may fluctuate daily, is voluntary and not contractual and may be terminated at any time. The reduction in expense pursuant to the undertaking, amounted to $65,231 during the period ended February 28, 2010.

26

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 2010, the fund was charged $51,177 pursuant to the Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2010, the fund was charged $11,093 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2010, the fund was charged $1,230 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2010, the fund was charged $17,081 pursuant to the custody agreement.

During the period ended February 28, 2010, the fund was charged $3,341 for services performed by the Chief Compliance Officer.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $103,166, custodian fees $8,713, chief compliance officer fees $6,124 and transfer agency per account fees $4,716, which are offset against an expense reimbursement currently in effect in the amount of $61,284.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Directors of the Company. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Director and/or common Officers, complies with Rule 17a-7 of the Act. During the period ended February 28, 2010, the fund engaged in purchases that amounted to $86,900,000 and sales that amounted to $36,485,000 of securities pursuant to the Rule 17a-7 of the Act.

NOTE 4—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

28

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on November 9-10, 2009, the Board considered the re-approval for an annual period of the fund’s Management Agreement,pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature,Extent,and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus complex, and representatives of the Manager confirmed that there had been no material changes in the information. The Board also discussed the nature, extent, and quality of the services provided to the fund pursuant to the fund’s Management Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted that the fund is serviced predominantly by the Manager’s retail servicing division.The Manager’s representatives noted the diversity of distribution of the funds in the Dreyfus fund complex, and the Manager’s need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure.

The Fund	29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Management Fee and Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund’s management fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in these reports were comparisons of contractual and actual management fee rates and total operating expenses.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance as well as comparisons of total return performance among the same group of funds as the Expense Group (the “Performance Group”) and to a group of funds that was broader than the Expense Universe (the “Performance Universe”) that also was selected by Lipper, all for various periods ended September 30, 2009. The Manager previously had furnished the Board with a description of the methodology Lipper used to select the fund’s Expense Group and Expense Universe, and Performance Group and Performance Universe.

The Board reviewed the results of the Expense Group and Expense Universe comparisons that were prepared based on the current financial statements available to Lipper as of September 30, 2009.The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s contractual management fee was higher than the Expense Group median. The Board also noted that the fund’s actual management fee was lower than the Expense Group and Expense Universe medians, and that the fund’s total expense ratio was the lowest in the Expense Group and lower than the Expense Universe median.

With respect to the fund’s performance, the Board noted that the fund achieved first quartile total return rankings (the first quartile reflecting the highest performance ranking group) in the Performance Group and Performance Universe for each reported time period up to 10 years, including the number one ranking in the Performance Group for each reported time period up to 5 years.

30

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates that were reported in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds and any differences, from the Manager’s perspective, in providing services to the Similar Funds as compared to the fund.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the management fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds, to evaluate the appropriateness and reasonableness of the fund’s management fee. Representatives of the Manager noted that there were no similarly managed institutional separate accounts or wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies, and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the change in the fund’s asset size from the prior year,and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board

The Fund	31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

members also considered potential benefits to the Manager from acting as investment adviser to the fund and noted that there were no soft dollar arrangements in effect with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the generally superior service levels provided. The Board also noted the Manager’s absorption of certain expenses of the fund over the past year and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board reached the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the ser- vices provided by the Manager are adequate and appropriate.

  The Board was satisfied with the fund’s performance.

  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative perfor- mance and expense and management fee information, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

32

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund	33

For More Information

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at: http://www.dreyfus.com The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Dreyfus BASIC
New Jersey Municipal
Money Market Fund

SEMIANNUAL REPORT February 28, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
19	Financial Highlights
20	Notes to Financial Statements
28	Information About the Review and Approval of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus BASIC
New Jersey Municipal
Money Market Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC New Jersey Municipal Money Market Fund, covering the six-month period from September 1, 2009, through February 28, 2010.

Virtually all of the capital markets realized a broad-based rebound in security prices during the reporting period, as global credit markets showed improvements and an economic recovery gained momentum in the United States and around the world. However, stubbornly high unemployment rates produced headwinds against tepid improvements in business activity, consumer spending and the broad housing market. To help mitigate the risk of a relapse in economic decline, the Federal Reserve Board (the “Fed”) continued its aggressive accommodative monetary policy and maintained short-term interest rates near historically low levels since the start of 2009.

According to the Federal Open Market Committee’s recent statements, it appears likely that they intend on keeping any prospects of raising the overnight federal funds rate on hold for some time despite the possibility of above-trend economic growth and inflation in 2010. However, it has begun to lay the groundwork for future rate hikes, including paring back some of the market support it has provided to financial institutions. For investors looking to allocate into such long-term assets as stocks and bonds, we believe positive results are likely to be delivered through a selective security evaluation process that favors such active investment vehicles. As always, your financial advisor can help you identify those opportunities and recommend appropriate ways for you to align them with your current liquidity needs, future goals and attitude toward risk.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2009, through February 28, 2010, as provided by Joseph Irace, Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2010, Dreyfus BASIC New Jersey Municipal Money Market Fund produced an annualized yield of 0.18%. Taking into account the effects of compounding, the fund produced an annualized effective yield of 0.18%.1

Yields of tax-exempt money market instruments remained at historically low levels during the reporting period as the Federal Reserve Board (the “Fed”) maintained an aggressively accommodative monetary policy to stimulate economic growth in the wake of a recession and financial crisis. Supply-and-demand dynamics in the tax-exempt money markets also contributed to low yields.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity.To pursue this goal, the fund normally invests substantially all of its assets in short-term, high-quality municipal obligations that provide income exempt from federal and New Jersey state personal income taxes. The fund may also invest in high-quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Although the fund seeks to provide income exempt from federal and New Jersey state income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund may invest temporarily in high-quality, taxable money market instruments when acceptable municipal obligations are not available for investment.

Economy, Supply-and-Demand Dynamics Kept Yields Low

The reporting period began in the midst of a recovery from the most severe recession since the 1930s.Although unemployment has remained high, manufacturing activity has rebounded and housing prices appear

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

to have bottomed. In addition, credit markets thawed as they recovered from a global banking crisis.

In response to the downturn, the Fed maintained the overnight federal funds rate in an unprecedented low range between 0% and 0.25% throughout the reporting period.The U.S. Department of the Treasury also had initiated several remedial measures, including the Temporary Guarantee Program for Money Market Funds, which remained in effect through September 18, 2009.

In the municipal securities market, tighter lending restrictions, credit-rating downgrades, industry consolidation and the collapse of the municipal bond insurance industry led to a decrease in the supply of eligible variable-rate demand notes and tender option bonds. States and municipalities instead issued more long-term bonds, including taxable securities through the federally supported Build America Bonds program, part of the economic stimulus package. These factors effectively limited the available supply of municipal money market instruments.

Meanwhile, demand for tax-exempt money market instruments remained relatively robust. In addition to demand from individuals concerned about potential tax increases, the tax-exempt market saw rising participation among institutional investors seeking competitive yields compared to taxable money market instruments. The combination of limited supply and robust demand put additional downward pressure on already low tax-exempt money market yields.

Finally, most states and municipalities have continued to face fiscal challenges stemming from lower-than-projected tax receipts and intensifying demands for services. Budget pressures were particularly intense in New Jersey, which has been hurt by a heavy debt load and unfunded pension liabilities.The resulting credit deterioration has further limited the supply of instruments meeting our investment criteria.

In-House Research Supported Credit Quality

As has been the case for some time, during the reporting period we continued to focus on direct, high-quality municipal obligations. Our credit analysts conduct in-depth, independent research into the fiscal health of the issuers we consider, a process that helped the funds avoid

4

some of the market’s more severe credit-related problems.We favored instruments—including municipal notes with maturities of one year or less—backed by pledged tax appropriations or revenues from facilities providing essential services.We generally shied away from instruments issued by entities that depend heavily on state aid.

With interest rates hovering near historical lows throughout the reporting period, municipal money market funds have maintained short weighted average maturities compared to historical norms.The fund was no exception, as we set its weighted average maturity in a range that was shorter than historical norms. However, because we found a number of opportunities among longer-dated instruments, we set the fund’s weighted average maturity in a range that was longer than industry averages.

Safety and Liquidity Remain Paramount

The Fed has repeatedly indicated that it is likely to keep short-term interest rates near historical lows for an extended period, suggesting that municipal money market yields are unlikely to rise significantly anytime soon.Therefore, despite the apparent progress of the economic recovery, we believe the prudent course continues to be a conservative credit selection strategy with an emphasis on preservation of capital and liquidity. Of course, we are prepared to adjust our strategies as economic and market conditions evolve.

March 15, 2010

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
1	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes for non-New Jersey residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.Yields provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until such time as shareholders are given at least 90 days’ notice and which Dreyfus has commited will remain in effect until at least January 1, 2011. Had these expenses not been absorbed, the fund’s annualized yield would have been -0.05%, and the fund’s annualized effective yield would have been -0.05%.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC New Jersey Municipal Money Market Fund from September 1, 2009 to February 28, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2010

Expenses paid per $1,000†	$2.23
Ending value (after expenses)	$1,000.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2010

Expenses paid per $1,000†	$2.26
Ending value (after expenses)	$1,022.56

† Expenses are equal to the fund’s annualized expense ratio of .45%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
February 28, 2010 (Unaudited)

Short-Term	Coupon	Maturity	Principal
Investments—99.4%	Rate (%)	Date	Amount ($)	Value ($)
New Jersey—97.5%
Atlantic County,
GO Notes	1.50	10/1/10	200,000	200,932
Bergen County Improvement
Authority, County-Guaranteed
Revenue (County
Administration Complex)	2.75	11/15/10	125,000	126,719
Berkeley Township,
GO Notes	3.00	1/15/11	315,000	320,899
Berlin Borough,
GO Notes	5.25	9/15/10	200,000	204,852
Bloomfield Township,
GO Notes, BAN	1.50	1/20/11	416,616	419,376
Camden County Improvement
Authority, County Guaranteed LR	4.13	9/1/10	100,000	101,700
Cinnaminson Township Board of
Education, GO Notes, Refunding	3.00	8/1/10	100,000	100,833
Clinton,
GO Notes, BAN	1.00	8/27/10	747,000	747,764
Clinton Town Board of Education,
GO Notes, Refunding	3.00	8/15/10	100,000	100,898
Clinton Township,
GO Notes (General Improvement)	4.50	7/1/10	100,000	101,172
East Greenwich Township,
GO Notes, BAN	1.50	4/20/10	1,181,000	1,181,891
East Rutherford Borough,
GO Notes (General Improvement)	2.00	11/1/10	500,000	504,505
East Windsor Township,
GO Notes (General Improvement)	2.00	7/1/10	475,000	477,064
Evesham Township Board of
Education, GO Notes, Refunding	4.00	9/1/10	100,000	101,623
Fair Haven Borough,
GO Notes	3.00	3/1/11	100,000	102,301
Fair Haven Borough School
District, Temporary Notes	2.00	9/28/10	1,000,000	1,003,420
Gloucester County,
GO Notes (County College)	2.00	10/15/10	195,000	196,367
Hawthorne Borough,
GO Notes, BAN	2.00	10/8/10	560,000	562,383

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Jersey (continued)
Hudson County Improvement
Authority, County-Guaranteed
Pooled Notes (Local Unit
Loan Program)	1.75	9/3/10	2,400,000	2,410,279
Hudson County Improvement
Authority, County-Guaranteed
Pooled Notes (Local Unit
Loan Program)	1.75	9/22/10	2,000,000	2,009,462
Lavallette Borough,
GO Notes, Refunding
(General Improvement)	3.50	4/1/10	280,000	280,617
Leonia Board of Education,
GO Notes, BAN	1.00	7/29/10	1,000,000	1,001,069
Marlboro Township,
GO Notes, Refunding	1.25	12/1/10	600,000	602,698
Marlboro Township Board of
Education, GO Notes, Refunding	4.50	7/15/10	125,000	126,795
Mercer County Improvement
Authority, Revenue, Refunding
(County Courthouse Project)	3.00	11/1/10	500,000	507,827
Middle Township,
GO Notes, BAN	1.00	7/13/10	1,000,000	1,000,948
Middlesex County Improvement
Authority, County-Guaranteed
Open Space Trust Fund
Revenue, Refunding	3.00	9/15/10	100,000	101,185
Middletown Township Board of
Education, GO Notes	4.00	8/1/10	185,000	187,592
Monmouth County Improvement
Authority, Revenue (Howell
Township Board of Education
Improvement Project)	3.60	7/15/10	125,000	126,375
Monmouth County Improvement
Authority, Revenue (Howell
Township Board of Education
Refunding Project)	2.00	7/15/10	115,000	115,534
New Jersey,
COP, Refunding (Equipment
Lease Purchase Agreement)	5.25	6/15/10	350,000	354,075

8

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
New Jersey,
GO Notes (Various Purposes)	5.13	5/1/10	100,000		100,685
New Jersey,
GO Notes, Refunding	5.25	7/15/10	150,000		152,482
New Jersey,
GO Notes, Refunding	5.00	8/1/10	150,000		152,757
New Jersey Economic Development
Authority, Economic Growth
Revenue (Greater Mercer County
Composite Issue) (LOC;
Wachovia Bank)	0.94	3/7/10	370,000	[a]	370,000
New Jersey Economic Development
Authority, EDR (AJV Holdings
LLC Project) (LOC; JPMorgan
Chase Bank)	1.75	3/7/10	375,000	[a]	375,000
New Jersey Economic Development
Authority, EDR (ARND LLC
Project) (LOC; Comerica Bank)	0.32	3/7/10	2,125,000	[a]	2,125,000
New Jersey Economic Development
Authority, EDR (Paddock
Realty, LLC Project) (LOC;
Wells Fargo Bank)	0.35	3/7/10	1,110,000	[a]	1,110,000
New Jersey Economic Development
Authority, EDR, Refunding (RDR
Investment Company LLC) (LOC;
JPMorgan Chase Bank)	0.35	3/7/10	1,210,000	[a]	1,210,000
New Jersey Economic Development
Authority, First Mortgage Revenue,
Refunding (Winchester Gardens at
Ward Homestead Project)
(LOC; Valley National Bank)	0.49	3/7/10	1,300,000	[a]	1,300,000
New Jersey Economic Development
Authority, IDR (CST Products,
LLC Project) (LOC; National
Bank of Canada)	0.35	3/7/10	2,600,000	[a]	2,600,000
New Jersey Economic Development
Authority, Revenue (G&W
Laboratories, Inc. Project)
(LOC; Wachovia Bank)	0.35	3/7/10	3,230,000	[a]	3,230,000

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
New Jersey Economic Development
Authority, Revenue (Melrich
Road Development Company, LLC
Project) (LOC; Wachovia Bank)	0.35	3/7/10	1,600,000	[a]	1,600,000
New Jersey Economic Development
Authority, Revenue (MZR Real
Estate, L.P. Project) (LOC;
Wachovia Bank)	0.35	3/7/10	845,000	[a]	845,000
New Jersey Economic Development
Authority, Revenue (Parke
Place Associates, LLC Project)
(LOC; Commerce Bank NA)	0.33	3/7/10	2,700,000	[a]	2,700,000
New Jersey Economic Development
Authority, Revenue (Richmond
Industries, Inc. and Richmond
Realty, LLC Projects) (LOC;
Commerce Bank NA)	0.33	3/7/10	550,000	[a]	550,000
New Jersey Economic Development
Authority, Revenue (Visiting Nurse
Association Home Care, Inc. Project)
(LOC; Wells Fargo Bank)	0.43	3/7/10	655,000	[a]	655,000
New Jersey Economic Development
Authority, School Facilities
Construction Revenue	5.25	6/15/10	940,000		951,562
New Jersey Economic Development
Authority, Transportation
Project Sublease Revenue
(New Jersey Transit Corporation
Light Rail Transit System Projects)	5.75	5/1/10	145,000		146,200
New Jersey Economic Development
Authority, Transportation
Project Sublease Revenue
(New Jersey Transit Corporation
Light Rail Transit System Projects)	5.75	5/1/10	300,000		302,456
New Jersey Educational Facilities
Authority, Higher Education
Facilities Trust Fund
Revenue, Refunding	5.00	9/1/10	150,000		153,191
New Jersey Educational Facilities
Authority, Revenue (Higher
Education Capital Improvement
Fund Issue)	5.25	9/1/10	100,000		102,124

10

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
New Jersey Educational
Facilities Authority, Revenue
(Princeton University)	4.00	7/1/10	200,000		202,256
New Jersey Educational Facilities
Authority, Revenue, Refunding
(The College of Saint Elizabeth
Issue) (LOC; RBS Citizens NA)	0.32	3/7/10	5,090,000	[a]	5,090,000
New Jersey Housing and Mortgage
Finance Agency, SFHR
(Liquidity Facility; Dexia
Credit Locale)	0.34	3/7/10	11,060,000	[a]	11,060,000
New Jersey Sports and Exposition
Authority, State Contract
Revenue, Refunding	3.00	9/1/10	450,000		454,728
New Jersey Transportation
Trust Fund Authority
(Transportation System)	5.00	6/15/10	150,000		151,892
New Jersey Transportation
Trust Fund Authority
(Transportation System)	5.25	6/15/10	200,000		202,574
New Jersey Transportation
Trust Fund Authority
(Transportation System)	6.50	6/15/10	135,000		137,314
New Jersey Turnpike Authority,
Turnpike Revenue (Insured;
Assured Guaranty Municipal
Corp. and Liquidity Facility;
Westdeutsche Landesbank)	0.22	3/7/10	6,900,000	[a]	6,900,000
Newark,
GO Notes	4.00	7/15/10	175,000		176,782
Newark,
GO Notes, BAN
(General Improvement)	3.25	4/14/10	200,000		200,415
Newark,
GO Notes, BAN (Water Utility)	1.25	6/17/10	1,487,000		1,489,040
North Bergen Township Board of
Education, GO Notes, Refunding
(School Bonds)	2.25	3/1/10	355,000		355,000
North Wildwood,
GO Notes
(General Improvement)	2.50	11/1/10	650,000		657,796

The Fund	11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
Ocean City,
GO Notes, BAN	3.00	3/12/10	1,000,000		1,000,368
Old Bridge Township,
GO Notes, Refunding	2.25	6/1/10	510,000		511,592
Passaic County,
GO Notes, Refunding (County
College and General Improvement)	1.75	9/1/10	365,000		366,367
Port Authority of New York and
New Jersey, Equipment Notes	0.34	3/7/10	1,745,000	[a]	1,745,000
Port Authority of New York and
New Jersey, Equipment Notes	0.34	3/7/10	1,615,000	[a]	1,615,000
River Edge Borough,
GO Notes (General Improvement)	2.00	11/15/10	245,000		247,334
Rutgers, The State University,
GO	2.00	5/1/10	100,000		100,217
Shore Regional High School
District Board of Education,
GO Notes	2.00	9/15/10	499,000		502,496
Somerset County Improvement
Authority, County Guaranteed
Governmental Loan Revenue	1.25	10/1/10	130,000		130,454
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement Asset-Backed
Bonds (Liquidity Facility; Merrill
Lynch Capital Services and LOC;
Merrill Lynch)	0.65	3/7/10	6,640,000	[a,b]	6,640,000
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement Asset-Backed
Bonds (Liquidity Facility; Merrill
Lynch Capital Services and LOC;
Merrill Lynch and Company Inc.)	0.65	3/7/10	5,020,000	[a,b]	5,020,000
Trenton,
GO Notes	3.00	7/15/10	100,000		100,782
Upper Freehold Township,
GO Notes (General Improvement)	2.00	11/15/10	350,000		353,335
Ventnor City,
GO Notes, BAN	1.50	8/25/10	1,000,000		1,003,375

12

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Jersey (continued)
Wanaque Valley Regional Sewer
Authority, Temporary
Financing Notes	3.00	9/24/10	500,000	502,779
Washington Township Board of
Education, GO Notes	4.75	1/1/11	185,000	191,342
West Essex Regional School
District, Temporary Notes	2.00	4/21/10	1,000,000	1,000,680
West Paterson Borough,
GO Notes, Refunding	3.25	8/1/10	200,000	202,234
Westampton Township Board of
Education, GO Notes, Refunding	3.00	3/1/10	185,000	185,000
Wildwood Crest Borough,
GO Notes	3.63	9/1/10	125,000	126,767
Wildwood Crest Borough,
GO Notes	3.00	11/1/10	650,000	658,659
Woodbridge Township,
GO Notes (General Improvement)	4.00	2/1/11	200,000	205,872
Woodcliff Lake,
GO Notes, BAN	1.50	9/23/10	700,000	703,137
U.S. Related—1.9%
Puerto Rico Industrial, Tourist,
Educational, Medical and
Environmental Control Facilities
Financing Authority, Environmental
Control Facilities Revenue
(Bristol-Myers Squibb
Company Project)	0.30	3/7/10	1,700,000 [a]	1,700,000

Total Investments (cost $88,001,199)			99.4%	88,001,199

Cash and Receivables (Net)			.6%	555,774

Net Assets			100.0%	88,556,973

a Variable rate demand note—rate shown is the interest rate in effect at February 28, 2010. Maturity date represents the next demand date, or the ultimate maturity date if earlier.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2010, these securities had a total market value of $11,660,000 or 13.2% of net assets.

The Fund	13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RAW	Revenue Anticipation Warrants
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA State of New York Mortgage Agency
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

14

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
F1+,F1		VMIG1,MIG1,P1		SP1+,SP1,A1+,A1	53.9
AAA,AA,Ac		Aaa,Aa,Ac		AAA,AA,Ac	13.2
Not Rated[d]		Not Rated[d]		Not Rated[d]	32.9
					100.0

† Based on total investments.
c Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
d Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund	15

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2010 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	88,001,199	88,001,199
Cash		321,630
Interest receivable		290,364
Prepaid expenses		7,747
		88,620,940
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		29,504
Payable for shares of Common Stock redeemed		45
Accrued expenses		34,418
		63,967
Net Assets ($)		88,556,973
Composition of Net Assets ($):
Paid-in capital		88,558,532
Accumulated net realized gain (loss) on investments		(1,559)
Net Assets ($)		88,556,973
Shares Outstanding
(1 billion shares par value of $.001 Common Stock authorized)		88,558,532
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

16

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2010 (Unaudited)

Investment Income ($):
Interest Income	306,526
Expenses:
Management fee—Note 2(a)	244,271
Shareholder servicing costs—Note 2(b)	30,210
Auditing fees	22,686
Custodian fees—Note 2(b)	7,875
Registration fees	4,708
Directors’ fees and expenses—Note 2(c)	4,173
Prospectus and shareholders’ reports	3,673
Legal fees	2,358
Treasury insurance expense—Note 1(e)	2,053
Miscellaneous	10,448
Total Expenses	332,455
Less—reduction in management fee due to undertaking—Note 2(a)	(112,173)
Less—reduction in fees due to earnings credits—Note 1(b)	(438)
Net Expenses	219,844
Investment Income—Net, representing net increase
in net assets resulting from operations	86,682

See notes to financial statements.

The Fund	17

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2010	Year Ended
	(Unaudited)	August 31, 2009
Operations ($):
Investment income—net	86,682	1,434,512
Net realized gain (loss) on investments	—	(1,559)
Net unrealized appreciation
(depreciation) on investments	—	(482)
Net Increase (Decrease) in Net Assets
Resulting from Operations	86,682	1,432,471
Dividends to Shareholders from ($):
Investment income—net	(86,682)	(1,434,703)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	15,652,419	58,057,104
Dividends reinvested	84,434	1,391,133
Cost of shares redeemed	(37,422,067)	(59,858,946)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(21,685,214)	(410,719)
Total Increase (Decrease) in Net Assets	(21,685,214)	(412,941)
Net Assets ($):
Beginning of Period	110,242,187	110,655,128
End of Period	88,556,973	110,242,187

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2010			Year Ended August 31,
	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.001	.013	.026	.033	.027	.016
Net realized and unrealized
gain (loss) on investments	—	—	.001	—	—	—
Total from
Investment Operations	.001	.013	.027	.033	.027	.016
Distributions:
Dividends from
investment income—net	(.001)	(.013)	(.026)	(.033)	(.027)	(.016)
Dividends from net realized
gain on investments	—	—	(.001)	—	—	—
Total Distributions	(.001)	(.013)	(.027)	(.033)	(.027)	(.016)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.18[a]	1.36	2.70	3.30	2.78	1.59
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.68[a]	.73	.68	.65	.64	.64
Ratio of net expenses
to average net assets	.45[a]	.44	.44	.45	.45	.45
Ratio of net investment income
to average net assets	.18[a]	1.33	2.58	3.25	2.75	1.57
Net Assets, end of period
($ x 1,000)	88,557	110,242	110,655	103,147	115,191	110,342

a Annualized.
See notes to financial statements.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC New Jersey Municipal Money Market Fund (the “fund”) is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series including the fund.The fund’s investment objective is to provide investors with as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange

20

Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of February 28, 2010 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	88,001,199
Level 3—Significant Unobservable Inputs	—
Total	88,001,199

† See Statement of Investments for additional detailed categorizations.
(b) Securities transactions and investment income: Securities trans-

actions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investment represents amortized cost.

22

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Each of the tax years in the three-year period ended August 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $1,559 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2009. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2009 was as follows: tax exempt income $1,434,512 and ordinary income $191.The tax character of current year distributions will be determined at the end of the current fiscal year.

At February 28, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

(e) Treasury’s Temporary Guarantee Program: The fund entered into a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

Under the Program, the Treasury guaranteed the share price of shares of the fund held by shareholders as of September 19, 2008 at $1.00 per share if the fund’s net asset value per share fell below $0.995 (a “Guarantee Event”) and the fund liquidated. Recovery under the Program was subject to certain conditions and limitations.

Fund shares acquired by investors after September 19, 2008 that increased the number of fund shares the investor held at the close of business on September 19, 2008 were not eligible for protection under the Program. In addition, fund shares acquired by investors who did not hold fund shares at the close of business on September 19, 2008 were not eligible for protection under the Program.

The Program, which was originally set to expire on December 18, 2008, was initially extended by the Treasury until April 30, 2009 and had been further extended by the Treasury until September 18, 2009,

24

at which time the Secretary of the Treasury terminated the Program. As such, the fund is no longer eligible for protection under the Program. Participation in the initial term and the extended periods of the Program required payments to the Treasury in the amounts of .010%, .015% and .015%, respectively, of the fund’s shares outstanding as of September 19, 2008 (valued at $1.00 per share).

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.The Manager has undertaken, until such time as it gives shareholders at least 90 days’ notice to the contrary, to reduce the management fee paid by the fund, if the fund’s aggregate expenses, exceed an annual rate of .45% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $112,173 during the period ended February 28, 2010.

The Manager has undertaken to reimburse expenses in the event that current yields drop below a certain level. Such limitation may fluctuate daily, is voluntary and not contractual and may be terminated at any time. During the period ended February 28, 2010, there was no expense reimbursement pursuant to the undertaking.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 2010, the fund was charged $22,783 pursuant to the Shareholder Services Plan.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2010, the fund was charged $4,432 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2010, the fund was charged $438 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2010, the fund was charged $7,875 pursuant to the custody agreement.

During the period ended February 28, 2010, the fund was charged $3,341 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $34,441, custodian fees $3,699, chief compliance officer fees $6,124 and transfer agency per account fees $1,453, which are offset against an expense reimbursement currently in effect in the amount of $16,213.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

26

NOTE 3—Securities Transactions

The fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Directors of the Company. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Director and/or common Officers, complies with Rule 17a-7 of the Act. During the period ended February 28, 2010, the fund engaged in purchases that amounted to $13,800,000 and sales that amounted to $45,390,000 of securities pursuant to the Rule 17a-7 of the Act.

NOTE 4—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of the financial statements. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on November 9-10, 2009, the Board considered the re-approval for an annual period of the fund’s Management Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature,Extent,and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus complex, and representatives of the Manager confirmed that there had been no material changes in the information. The Board also discussed the nature, extent, and quality of the services provided to the fund pursuant to the fund’s Management Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted that the fund is serviced predominantly by the Manager’s retail servicing division.The Manager’s representatives noted the diversity of distribution of the funds in the Dreyfus fund complex generally, and the Manager’s need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure.

28

Comparative Analysis of the Fund’s Management Fee and Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund’s management fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in these reports were comparisons of contractual and actual management fee rates and total operating expenses.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance as well as comparisons of total return performance among the same group of funds as the Expense Group (the “Performance Group”) and to a group of funds that was broader than the Expense Universe (the “Performance Universe”) that also was selected by Lipper, all for various periods ended September 30, 2009. The Manager previously had furnished the Board with a description of the methodology Lipper used to select the fund’s Expense Group and Expense Universe, and Performance Group and Performance Universe.

The Board reviewed the results of the Expense Group and Expense Universe comparisons that were prepared based on the current financial statements available to Lipper as of September 30, 2009.The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s contractual management fee was at the Expense Group median and that the fund’s actual management fee was lower than the Expense Group and Expense Universe medians.The Board also noted that the fund’s total expense ratio was lower than the Expense Group and Expense Universe medians.

With respect to the fund’s performance, the Board noted that the fund achieved the number one total return ranking in the Performance Group for each reported time period up to 10 years, and in the

The Fund	29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Performance Universe for each reported time period up to 4 years, with a number two ranking being achieved in the Performance Universe for the 5-year and 10-year periods.

Representatives of the Manager reviewed with the Board members the fee paid to the Manager or its affiliates by the one mutual fund managed by the Manager or its affiliates that was reported in the same Lipper category as the fund (the “Similar Fund”), and explained the nature of the Similar Fund and any differences, from the Manager’s perspective, in providing services to the Similar Fund as compared to the fund.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the management fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the fund’s management fee. The Board noted that the Similar Fund paid the same contractual management fee rate as the fund. Representatives of the Manager noted that there were no similarly managed institutional separate accounts or wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies, and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the

30

methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the change in the fund’s asset size from the prior year, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund and noted that there were no soft dollar arrangements in effect with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the generally superior service levels provided. The Board also noted the Manager’s absorption of certain expenses of the fund over the past year and its effect on the profitability of the Manager. The Board also noted the Manager’s absorption of certain expenses of the fund over the past year and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management

The Fund	31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Agreement. Based on the discussions and considerations as described above, the Board reached the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the ser- vices provided by the Manager are adequate and appropriate.

  The Board was satisfied with the fund’s performance.

  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative perfor- mance and expense and management fee information, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.)

32

For More Information

Dreyfus

High Yield Municipal Bond Fund

SEMIANNUAL REPORT February 28, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
22	Statement of Assets and Liabilities
23	Statement of Operations
24	Statement of Changes in Net Assets
26	Financial Highlights
30	Notes to Financial Statements
39	Information About the Review and Approval of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
High Yield Municipal
Bond Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus High Yield Municipal Bond Fund, covering the six-month period from September 1, 2009, through February 28, 2010.

Municipal markets began the reporting period in the midst of a broad-based rebound in security prices, supported in part by The American Recovery and Reinvestment Act of 2009.The Act has had a noticeable impact on the municipal bond market, helping to provide credit stability and aiding supply-and-demand dynamics. And as improving municipal bond market conditions and investor sentiment prevailed, high-yield securities profited the most during the recent fixed income market rally as investors sought higher yields to a greater extent than the price stability that higher-quality issuers offered.

We recently have seen yield differences along the municipal bond market’s maturity range widen, which may be an indication of investors’ anticipation of the next phase of the economic cycle.As for the municipal bond market outlook, we believe investors may choose to consider a more selective approach as select state and local municipalities plan for projected budget shortfalls.As always, your financial advisor can help you identify potential opportunities and recommend appropriate ways for you to align them with your current tax-managed needs, future goals and attitude toward risk.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2009, through February 28, 2010, as provided by James Welch, Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2010, Dreyfus HighYield Municipal Bond Fund’s Class A shares produced a 9.78% total return, Class C shares returned 9.27%, Class I shares returned 9.92% and Class Z shares returned 9.90%.1 The fund’s benchmark, the Barclays Capital Municipal Bond Index, which, unlike the fund, does not include securities rated below investment grade, produced a 4.13% total return.2

Municipal bonds generally rallied over the reporting period amid robust demand for a limited supply of securities. The fund’s returns were higher than its benchmark.

The Fund’s Investment Approach

The fund primarily seeks high current income exempt from federal income tax. Secondarily, the fund may seek capital appreciation to the extent consistent with its primary goal. To pursue its goals, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund normally invests at least 50% of its assets in municipal bonds rated BBB/Baa or lower by independent rating agencies or the unrated equivalent as determined by Dreyfus. Municipal bonds rated below investment grade (BB/Ba or lower) are commonly known as “high yield” or “junk” bonds.The fund may invest up to 50% of its assets in higher-quality municipal bonds rated AAA/Aaa to A, or the unrated equivalent as determined by Dreyfus.

We focus on identifying undervalued sectors and securities and minimize the use of interest rate forecasting.The portfolio managers select municipal bonds for the fund’s portfolio by:

  Using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market; and

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

  Actively trading among various sectors, such as pre-refunded, gen- eral obligation, and revenue, based on their apparent relative val- ues.The fund seeks to invest in several of these sectors.

Municipal Bonds Rebounded with U.S. Economy

The reporting period began in the wake of the deepest and most prolonged recession since the 1930s. Although the U.S. economy returned to growth during the third quarter of 2009, the pace of economic improvement proved to be slower than historical averages.

As had been the case since early 2009, the municipal bond rally was fueled by changing investor sentiment as government and monetary authorities’ aggressive remedial measures gained traction.The American Recovery and Reinvestment Act of 2009 helped revive economic activity, and massive purchases of mortgage- and asset-backed securities bolstered the credit markets. In addition, the municipal bond market was supported by favorable supply-and-demand dynamics. Issuance of new tax-exempt bonds moderated significantly due to the federally subsidized Build America Bonds program, which shifted a substantial portion of new issuance to the taxable bond market. Meanwhile, demand for tax-exempt securities intensified as investors sought alternatives to low yielding money market funds.

Despite evidence of economic improvement nationally, most states continued to struggle with budget shortfalls as tax revenues declined while demand for services intensified. In light of the sub-par economic recovery, the Federal Reserve Board left short-term interest rates unchanged throughout the reporting period in a historically low range between 0% and 0.25%.

In this environment, gains were particularly strong for lower-rated, higher-yielding municipal bonds, which rebounded from depressed levels reached during the downturn.

Security Selection Strategy Bolstered Fund Returns

The fund benefited over the reporting period from its holdings of corporate-backed municipal bonds issued on behalf of airlines, indus-

4

trial development projects and the states’ settlements of litigation with U.S. tobacco companies. Conversely, due to credit concerns, we maintained underweighted exposure to general obligation bonds issued by state governments.

We took advantage of recovering market liquidity to sell lower-rated bonds that had reached richer valuations.When redeploying the proceeds, we attempted to upgrade the fund’s overall credit quality by purchasing bonds rated BBB, the lowest investment-grade rating category. Given steep yield differences along the market’s maturity spectrum, the fund benefited from its focus on longer-term securities, which gained value as they gradually moved closer to final maturity.

Supply-and-Demand Factors May Remain Favorable

Although high yield municipal bonds appeared to be fairly valued as of the reporting period’s end, we remain optimistic regarding their long-term prospects. Demand seems likely to remain robust as investors grow increasingly concerned regarding potential increases in state and federal income taxes. In addition, the Build America Bonds program may be extended beyond its current expiration date at the end of this year, which could keep the supply of new tax-exempt bonds relatively low. Of course, we are prepared to adjust our strategies as market conditions change.

March 15, 2010

1	Total return includes reinvestment of dividends and any capital gains paid. It includes the maximum initial sales charges in the case of Class A shares, and the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Class Z and Class I shares are not subject to any initial or deferred sales charge. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax
(AMT) for certain investors. Capital gains, if any, are fully taxable.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus HighYield Municipal Bond Fund from September 1, 2009 to February 28, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2010

	Class A	Class C	Class I	Class Z
Expenses paid per $1,000†	$ 5.15	$ 9.18	$ 3.90	$ 4.32
Ending value (after expenses)	$1,097.80	$1,092.70	$1,099.20	$1,099.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2010

	Class A	Class C	Class I	Class Z
Expenses paid per $1,000†	$ 4.96	$ 8.85	$ 3.76	$ 4.16
Ending value (after expenses)	$1,019.89	$1,016.02	$1,021.08	$1,020.68

† Expenses are equal to the fund’s annualized expense ratio of .99% for Class A, 1.77% for Class C, .75% for
Class I and .83% for Class Z, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
February 28, 2010 (Unaudited)

Long-Term Municipal	Coupon	Maturity	Principal
Investments—99.4%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—1.0%
Jefferson County,
Limited Obligation School
Warrants	5.25	1/1/20	2,500,000	2,156,575
Alaska—.7%
Alaska Industrial Development and
Export Authority, Community
Provider Revenue (Boys and
Girls Home and Family
Services, Inc. Project)	5.88	12/1/27	2,000,000	1,612,760
Arizona—5.4%
Mohave County Industrial
Development Authority,
Correctional Facilities
Contract Revenue (Mohave
Prison, LLC Expansion Project)	8.00	5/1/25	3,000,000	3,414,780
Pima County Industrial Development
Authority, Education
Facilities Revenue (Sonoran
Science Academy Tucson Project)	5.75	12/1/37	2,750,000	2,167,248
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.63	7/1/38	3,000,000	2,342,700
Pinal County Electrical District
Number 4, Electric System
Revenue	6.00	12/1/38	1,150,000	1,150,644
Scottsdale Industrial Development
Authority, HR (Scottsdale
Healthcare)	5.25	9/1/30	2,800,000	2,768,780
California—8.4%
California,
GO (Various Purpose)	6.50	4/1/33	2,000,000	2,165,340
California Health Facilities
Financing Authority, Revenue
(Sutter Health)	5.25	8/15/22	2,105,000	2,194,041
California Pollution Control
Financing Authority, SWDR
(Waste Management, Inc.
Project)	5.13	11/1/23	1,500,000	1,499,160

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California Statewide Communities
Development Authority, Revenue
(Bentley School)	6.75	7/1/32	985,000		882,442
California Statewide Communities
Development Authority, Revenue
(Daughters of Charity Health
System)	5.25	7/1/35	3,300,000		2,890,239
Chula Vista,
IDR (San Diego Gas and
Electric Company)	5.88	2/15/34	1,000,000		1,099,970
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/33	4,750,000		3,661,680
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.75	6/1/47	2,000,000		1,474,740
San Francisco City and County
Redevelopment Financing
Authority, Tax Allocation
Revenue (Mission Bay South
Redevelopment Project)	6.63	8/1/39	2,000,000		2,099,780
Silicon Valley Tobacco
Securitization Authority,
Tobacco Settlement
Asset-Backed Bonds (Santa
Clara County Tobacco
Securitization Corporation)	0.00	6/1/36	5,710,000	[a]	609,942
Colorado—2.6%
Colorado Educational and Cultural
Facilities Authority,
Independent School Improvement
Revenue (Vail Christian High
School Project)	5.50	6/1/37	2,000,000	[b,c]	1,191,840
Colorado Health Facilities
Authority, Revenue (American
Baptist Homes of the Midwest
Obligated Group)	5.90	8/1/37	3,500,000		2,748,480
Colorado Health Facilities
Authority, Revenue (Christian
Living Communities Project)	5.75	1/1/37	1,800,000		1,532,898

8

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Colorado (continued)
El Paso County,
SFMR (Collateralized:
FNMA and GNMA)	6.20	11/1/32	295,000		299,844
Connecticut—1.3%
Connecticut Development Authority,
Water Facilities Revenue
(Bridgeport Hydraulic
Company Project)	6.15	4/1/35	1,200,000		1,202,928
Connecticut Resources Recovery
Authority, Special Obligation
Revenue (American REF-FUEL
Company of Southeastern
Connecticut Project)	6.45	11/15/22	1,735,000		1,734,879
District of Columbia—1.8%
District of Columbia Housing
Finance Agency, SFMR
(Collateralized: FHA,
FNMA and GNMA)	6.65	6/1/30	1,995,000		2,123,658
District of Columbia Housing
Finance Agency, SFMR
(Collateralized: FHA,
FNMA and GNMA)	7.50	12/1/30	1,095,000		1,170,369
District of Columbia Tobacco
Settlement Financing
Corporation, Tobacco
Settlement Asset-Backed Bonds	0.00	6/15/46	11,560,000	[a]	449,106
Metropolitan Washington
Airports Authority,
Special Facility
Revenue (Caterair
International Corporation)	10.13	9/1/11	220,000		217,741
Florida—1.4%
Jacksonville Economic
Development Commission,
Health Care Facilities
Revenue (Florida Proton
Therapy Institute Project)	6.25	9/1/27	1,000,000	[c]	963,860
Palm Bay,
Educational Facilities
Revenue (Patriot Charter
School Project)	7.00	7/1/36	4,000,000	[b]	1,999,280

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Georgia—1.5%
Atlanta,
Water and Wastewater Revenue	6.00	11/1/27	1,500,000	1,599,645
Georgia Housing and Finance
Authority, SFMR	5.60	12/1/32	1,665,000	1,674,823
Idaho—1.8%
Power County Industrial
Development Corporation, SWDR
(FMC Corporation Project)	6.45	8/1/32	4,000,000	4,002,400
Illinois—5.2%
Chicago,
SFMR (Collateralized: FHLMC,
FNMA and GNMA)	6.00	10/1/33	370,000	389,554
Harvey,
GO	5.63	12/1/32	4,000,000	3,675,400
Illinois Finance Authority,
MFHR (DeKalb Supportive Living
Facility Project)	6.10	12/1/41	2,750,000	2,142,855
Illinois Finance Authority,
Revenue (Sherman Health
Systems)	5.50	8/1/37	3,000,000	2,659,950
Quad Cities Regional Economic
Development Authority, MFHR
(Heritage Woods of
Moline Supportive
Living Facility Project)	6.00	12/1/41	1,000,000	754,230
Will Kankakee Regional Development
Authority, MFHR (Senior
Estates Supportive
Living Project)	7.00	12/1/42	2,000,000	1,740,060
Indiana—1.0%
Indiana Finance Authority,
Environmental Facilities
Revenue (Indianapolis Power
and Light Company Project)	4.90	1/1/16	2,000,000	2,126,140
Kansas—1.2%
Sedgwick and Shawnee Counties,
SFMR (Mortgage-Backed
Securities Program)
(Collateralized: FNMA and GNMA)	5.70	12/1/35	670,000	695,755

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Kansas (continued)
Sedgwick and Shawnee Counties,
SFMR (Mortgage-Backed
Securities Program)
(Collateralized: FNMA and GNMA)	6.25	12/1/35	1,815,000	1,923,954
Kentucky—.5%
Kentucky Area Development
Districts Financing
Trust, COP
(Lease Acquisition Program)	5.50	5/1/27	1,070,000	1,090,095
Louisiana—6.2%
Lakeshore Villages Master
Community Development
District, Special
Assessment Revenue	5.25	7/1/17	4,867,000	4,065,259
Louisiana Local Government
Environmental Facilities and
Community Development
Authority, Revenue
(Westlake Chemical
Corporation Projects)	6.75	11/1/32	4,000,000	4,114,640
Louisiana Public Facilities
Authority, Revenue (SUSLA
Facilities, Inc. Project)	5.75	7/1/39	4,000,000 [c]	2,844,160
Saint James Parish,
SWDR (Freeport-McMoRan
Partnership Project)	7.70	10/1/22	2,530,000	2,529,823
Maryland—2.7%
Maryland Economic Development
Corporation, EDR
(Transportation
Facilities Project)	5.75	6/1/35	1,000,000	1,022,460
Maryland Economic Development
Corporation, PCR (Potomac
Electric Project)	6.20	9/1/22	3,000,000	3,443,940
Maryland Health and Higher
Educational Facilities
Authority, Revenue
(Washington County
Hospital Issue)	6.00	1/1/28	1,400,000	1,428,812

The Fund	11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts—.7%
Massachusetts Health and
Educational Facilities
Authority, Revenue (Fisher
College Issue)	5.13	4/1/30	1,780,000	1,536,069
Michigan—6.0%
Charyl Stockwell Academy,
COP	5.90	10/1/35	2,080,000	1,642,701
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	7.50	7/1/33	1,500,000	1,804,545
Kent Hospital Finance Authority,
Revenue (Metropolitan
Hospital Project)	6.00	7/1/35	2,000,000	1,669,500
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	3,985,000	3,532,981
Royal Oak Hospital Finance
Authority, HR (William
Beaumont Hospital
Obligated Group)	8.25	9/1/39	2,000,000	2,360,960
Wayne County Airport Authority,
Airport Revenue (Detroit
Metropolitan Wayne County
Airport) (Insured; National
Public Finance Guarantee Corp.)	5.00	12/1/34	2,500,000	2,100,400
Minnesota—1.6%
Cottage Grove,
Subordinate Senior Housing
Revenue (Presbyterian Home and
Services/Cottage Grove, Inc.
Project)	6.00	12/1/46	1,500,000	1,401,345
North Oaks,
Senior Housing Revenue
(Presbyterian Homes of North
Oaks, Inc. Project)	6.50	10/1/47	2,000,000	2,021,300
Mississippi—1.5%
Mississippi Business Finance
Corporation, PCR (System
Energy Resources, Inc. Project)	5.90	5/1/22	1,500,000	1,499,865

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Mississippi (continued)
Mississippi Home Corporation,
SFMR (Collateralized:
FNMA and GNMA)	6.25	12/1/32	1,735,000	1,816,875
Missouri—1.4%
Missouri Development Finance
Board, Infrastructure
Facilities Revenue (Branson
Landing Project)	5.63	12/1/28	2,500,000	2,520,925
Missouri Housing Development
Commission, SFMR
(Homeownership Loan
Program) (Collateralized:
FNMA and GNMA)	7.50	3/1/31	420,000	448,909
Nevada—1.3%
Clark County,
IDR (Nevada Power Company
Project)	5.60	10/1/30	3,000,000	2,792,010
New Hampshire—.7%
New Hampshire Health and Education
Facilities Authority, Revenue
(The Memorial Hospital Issue)	5.25	6/1/36	1,900,000	1,608,825
New Jersey—3.4%
Burlington County Bridge
Commission, EDR (The
Evergreens Project)	5.63	1/1/38	1,000,000	858,370
New Jersey Economic Development
Authority, Cigarette Tax Revenue	5.75	6/15/29	3,070,000	3,055,540
New Jersey Economic Development
Authority, EDR (United
Methodist Homes of New Jersey
Obligated Group Issue)	5.50	7/1/19	425,000	388,297
New Jersey Economic Development
Authority, IDR
(Newark Airport
Marriott Hotel Project)	7.00	10/1/14	1,510,000	1,499,370
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/29	1,700,000	1,334,109

The Fund	13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Jersey (continued)
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	0.00	6/1/41	4,000,000 [a]	208,240
New Mexico—.8%
Farmington,
PCR (Public Service Company of
New Mexico San Juan Project)	6.30	12/1/16	1,000,000	1,000,510
New Mexico Mortgage Finance
Authority, Single Family
Mortgage Program Revenue
(Collateralized: FHLMC, FNMA
and GNMA)	6.15	7/1/35	625,000	670,606
New York—2.3%
New York City Industrial
Development Agency, Liberty
Revenue (7 World Trade
Center Project)	6.25	3/1/15	1,500,000	1,517,115
New York State Dormitory
Authority, Revenue (Orange
Regional Medical Center
Obligated Group)	6.25	12/1/37	4,000,000	3,625,320
North Carolina—.9%
North Carolina Eastern Municipal
Power Agency, Power
System Revenue	5.00	1/1/26	1,000,000	1,037,580
North Carolina Medical Care
Commission, Health Care
Facilities First Mortgage
Revenue (Deerfield
Episcopal Retirement
Community)	6.13	11/1/38	1,000,000	987,250
Ohio—1.0%
Ohio Air Quality Development
Authority, Air Quality Revenue
(Ohio Valley Electric
Corporation Project)	5.63	10/1/19	1,000,000	1,047,910
Ohio Air Quality Development
Authority, PCR
(FirstEnergy Generation
Corporation Project)	5.63	6/1/18	1,000,000	1,069,300

14

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Oklahoma—.7%
Oklahoma Development
Finance Authority, SWDR
(Waste Management of
Oklahoma, Inc. Project)	7.00	12/1/10	1,500,000	1,534,995
Oregon—.5%
Warm Springs Reservation
Confederated Tribes,
Hydroelectric Revenue (Pelton
Round Butte Project)	6.38	11/1/33	1,000,000	1,010,020
Other State—.5%
Munimae Tax Exempt Subsidiary LLC	5.90	9/30/20	2,000,000 [c]	1,112,480
Pennsylvania—4.8%
Harrisburg Authority,
University Revenue (The
Harrisburg University of
Science and Technology Project)	6.00	9/1/36	5,000,000	4,609,100
Montgomery County Higher Education
and Health Authority, First
Mortgage Improvement
Revenue (American Health
Foundation/Montgomery, Inc.
Project)	6.88	4/1/36	2,000,000	1,723,900
Pennsylvania Economic Development
Financing Authority, Sewage
Sludge Disposal Revenue
(Philadelphia Biosolids
Facility Project)	6.25	1/1/32	1,000,000	1,034,070
Pennsylvania Higher Educational
Facilities Authority, Revenue
(Edinboro University
Foundation Student Housing
Project at Edinboro University
Pennsylvania)	6.00	7/1/42	1,500,000	1,436,040
Susquehanna Area Regional
Airport Authority,
Airport System Revenue	6.50	1/1/38	1,825,000	1,711,503
Rhode Island—.9%
Tobacco Settlement Financing
Corporation of Rhode Island,
Tobacco Settlement
Asset-Backed Bonds	6.13	6/1/32	2,000,000	1,910,560

The Fund	15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Tennessee—2.7%
Johnson City Health and
Educational Facilities Board,
Hospital First Mortgage
Revenue (Mountain States
Health Alliance)	5.50	7/1/36	1,500,000	1,469,235
Tennessee Energy Acquisition
Corporation, Gas Project
Revenue	5.00	2/1/23	1,730,000	1,705,486
The Health, Educational and
Housing Facility Board of the
City of Chattanooga, Revenue
(Campus Development Foundation
Inc. Phase 1, LLC Project)	5.00	10/1/25	425,000	374,841
The Health, Educational and
Housing Facility Board of the
City of Chattanooga, Revenue
(Campus Development Foundation
Inc. Phase 1, LLC Project)	6.00	10/1/35	2,800,000	2,395,008
Texas—11.2%
Austin Convention Enterprises, Inc.,
Convention Center Hotel
Second Tier Revenue	5.75	1/1/34	6,000,000	4,785,360
Brazos River Authority,
PCR (TXU Electric
Company Project)	8.25	5/1/33	1,000,000 [c]	679,460
Brazos River Authority,
PCR (TXU Energy
Company LLC Project)	5.00	3/1/41	2,500,000	1,133,700
Brazos River Authority,
Revenue (Reliant Energy, Inc.
Project)	5.38	4/1/19	1,000,000	1,002,300
Dallas-Fort Worth International
Airport Facility Improvement
Corporation, Revenue (American
Airlines, Inc.)	6.00	11/1/14	3,900,000	3,540,186
Dallas-Fort Worth International
Airport Facility Improvement
Corporation, Revenue (American
Airlines, Inc.)	9.00	5/1/15	1,640,000	1,618,434

16

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas (continued)
Dallas-Fort Worth International
Airport Facility Improvement
Corporation, Revenue
(Learjet Inc. Project)	6.15	1/1/16	1,000,000	1,000,200
La Vernia Higher Education Finance
Corporation, Education Revenue
(Knowledge is Power
Program, Inc.)	6.25	8/15/39	2,250,000	2,314,665
Mission Economic Development
Corporation, SWDR
(Allied Waste North
America, Inc. Project)	5.20	4/1/18	1,500,000	1,503,930
North Texas Tollway Authority,
First Tier System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.75	1/1/40	1,175,000	1,261,492
North Texas Tollway Authority,
Second Tier System Revenue	6.13	1/1/31	3,700,000	3,876,046
Texas Public Finance Authority,
Charter School Finance
Corporation, Education Revenue
(Burnham Wood Charter
School Project)	6.25	9/1/36	2,250,000	1,965,262
Virginia—1.7%
Washington County Industrial
Development Authority, HR
(Mountain States
Health Alliance)	7.25	7/1/19	3,000,000	3,632,550
Washington—2.2%
Kitsap County Consolidated Housing
Authority, Housing Revenue
(Pooled Tax Credit Projects)	5.50	6/1/27	1,585,000	1,268,967
Kitsap County Consolidated Housing
Authority, Housing Revenue
(Pooled Tax Credit Projects)	5.60	6/1/37	1,500,000	1,117,230
Snohomish County Housing
Authority, Revenue (Whispering
Pines Apartments Project)	5.60	9/1/25	1,675,000	1,417,284

The Fund 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Washington (continued)
Snohomish County Housing
Authority, Revenue (Whispering
Pines Apartments Project)	5.75	9/1/30	1,250,000	1,029,487
West Virginia—1.5%
The County Commission of Harrison
County, SWDR (Allegheny Energy
Supply Company, LLC Harrison
Station Project)	5.50	10/15/37	2,000,000	1,838,000
The County Commission of Pleasants
County, PCR (Allegheny Energy
Supply Company, LLC Pleasants
Station Project)	5.25	10/15/37	1,405,000	1,351,441
Wisconsin—2.1%
Badger Tobacco Asset
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	6.13	6/1/27	1,920,000	2,071,872
Badger Tobacco Asset
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds
(Prerefunded)	6.38	6/1/12	2,300,000 [d]	2,582,532
Wyoming—.4%
Sweetwater County,
SWDR (FMC Corporation Project)	5.60	12/1/35	1,000,000	930,950
U.S. Related—5.9%
Government of Guam,
GO	6.75	11/15/29	1,500,000	1,590,840
Government of Guam,
LOR (Section 30)	5.38	12/1/24	1,500,000	1,520,925
Puerto Rico Commonwealth,
Public Improvement GO	6.00	7/1/39	2,000,000	2,058,900
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	5.50	7/1/26	3,000,000	3,041,850
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	5.38	8/1/39	1,000,000	1,001,100

18

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related (continued)
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	2,000,000	2,099,740
Virgin Islands Public Finance
Authority, Revenue (Virgin
Islands Matching Fund
Loan Notes) (Senior
Lien/Capital Projects)	5.00	10/1/29	1,205,000	1,156,945
Virgin Islands Public Finance
Authority, Subordinated
Revenue (Virgin Islands
Matching Fund Loan Note—
Cruzan Project)	6.00	10/1/39	500,000	505,050

Total Investments (cost $228,326,483)			99.4%	217,730,322

Cash and Receivables (Net)			.6%	1,228,764

Net Assets			100.0%	218,959,086

a Security issued with a zero coupon. Income is recognized through the accretion of discount.
b Non-income producing—security in default.
c Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2010, these securities had a total market value of $6,791,800 or 3.1% of net assets.
d This security is prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

The Fund 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond
	Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RAW	Revenue Anticipation Warrants
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA State of New York Mortgage Agency
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

20

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	7.5
AA		Aa		AA	1.5
A		A		A	12.6
BBB		Baa		BBB	37.6
BB		Ba		BB	11.5
B		B		B	1.7
CCC		Caa		CCC	2.9
Not Rated[e]		Not Rated[e]		Not Rated[e]	24.7
					100.0

† Based on total investments.
e Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund	21

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2010 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments			228,326,483	217,730,322
Cash				3,000
Interest receivable				3,650,267
Receivable for shares of Common Stock subscribed				313,405
Prepaid expenses				37,563
				221,734,557
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				169,601
Payable for investment securities purchased				1,350,017
Payable for shares of Common Stock redeemed				1,182,297
Accrued expenses				73,556
				2,775,471
Net Assets ($)				218,959,086
Composition of Net Assets ($):
Paid-in capital				251,591,442
Accumulated undistributed investment income—net				242,053
Accumulated net realized gain (loss) on investments				(22,278,248)
Accumulated net unrealized appreciation
(depreciation) on investments				(10,596,161)
Net Assets ($)				218,959,086

Net Asset Value Per Share
	Class A	Class C	Class I	Class Z
Net Assets ($)	64,507,993	31,159,035	5,422,586	117,869,472
Shares Outstanding	5,666,320	2,733,920	476,970	10,346,203
Net Asset Value Per Share ($)	11.38	11.40	11.37	11.39

See notes to financial statements.

22

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2010 (Unaudited)

Investment Income ($):
Interest Income	7,238,646
Expenses:
Management fee—Note 3(a)	663,681
Shareholder servicing costs—Note 3(c)	183,873
Distribution/Service Plan fees—Note 3(b)	168,011
Registration fees	31,758
Professional fees	31,598
Prospectus and shareholders’ reports	10,245
Directors’ fees and expenses—Note 3(d)	7,906
Custodian fees—Note 3(c)	7,535
Loan commitment fees—Note 2	853
Interest expense—Note 2	96
Miscellaneous	10,567
Total Expenses	1,116,123
Less—reduction in expenses due to undertaking—Note 3(a)	(514)
Less—reduction in fees due to earnings credits—Note 1(b)	(2,144)
Net Expenses	1,113,465
Investment Income—Net	6,125,181
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(5,725,536)
Net unrealized appreciation (depreciation) on investments	20,180,641
Net Realized and Unrealized Gain (Loss) on Investments	14,455,105
Net Increase in Net Assets Resulting from Operations	20,580,286

See notes to financial statements.

The Fund	23

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2010	Year Ended
	(Unaudited)	August 31, 2009[a]
Operations ($):
Investment income—net	6,125,181	12,496,282
Net realized gain (loss) on investments	(5,725,536)	(12,349,783)
Net unrealized appreciation
(depreciation) on investments	20,180,641	(16,157,681)
Net Increase (Decrease) in Net Assets
Resulting from Operations	20,580,286	(16,011,182)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1,745,581)	(3,033,186)
Class C Shares	(704,161)	(1,488,972)
Class I Shares	(92,333)	(791)
Class Z Shares	(3,341,053)	(7,806,483)
Total Dividends	(5,883,128)	(12,329,432)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	20,379,029	26,423,071
Class C Shares	3,526,772	9,976,822
Class I Shares	5,886,983	18,061
Class Z Shares	4,738,199	25,304,197
Dividends reinvested:
Class A Shares	1,254,596	1,911,979
Class C Shares	360,040	621,136
Class I Shares	266	272
Class Z Shares	2,738,997	6,371,861
Cost of shares redeemed:
Class A Shares	(20,266,142)	(22,300,528)
Class C Shares	(4,364,957)	(8,115,159)
Class I Shares	(600,677)	—
Class Z Shares	(20,792,363)	(42,427,250)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(7,139,257)	(2,215,538)
Total Increase (Decrease) in Net Assets	7,557,901	(30,556,152)
Net Assets ($):
Beginning of Period	211,401,185	241,957,337
End of Period	218,959,086	211,401,185
Undistributed investment income—net	242,053	—

24

	Six Months Ended
	February 28, 2010	Year Ended
	(Unaudited)	August 31, 2009[a]
Capital Share Transactions:
Class A
Shares sold	1,810,301	2,591,158
Shares issued for dividends reinvested	111,257	188,934
Shares redeemed	(1,793,530)	(2,154,039)
Net Increase (Decrease) in Shares Outstanding	128,028	626,053
Class C
Shares sold	314,447	972,856
Shares issued for dividends reinvested	31,880	61,434
Shares redeemed	(388,418)	(806,841)
Net Increase (Decrease) in Shares Outstanding	(42,091)	227,449
Class I
Shares sold	528,530	1,919
Shares issued for dividends reinvested	24	27
Shares redeemed	(53,530)	—
Net Increase (Decrease) in Shares Outstanding	475,024	1,946
Class Z
Shares sold	422,071	2,455,589
Shares issued for dividends reinvested	242,614	631,205
Shares redeemed	(1,856,221)	(4,164,335)
Net Increase (Decrease) in Shares Outstanding	(1,191,536)	(1,077,541)

a The fund commenced offering Class I shares on December 15, 2008.
See notes to financial statements.

The Fund	25

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2010		Year Ended August 31,
Class A Shares	(Unaudited)	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	10.64	12.05	12.90	13.63
Investment Operations:
Investment income—net[b]	.31	.65	.66	.28
Net realized and unrealized
gain (loss) on investments	.72	(1.41)	(.86)	(.72)
Total from Investment Operations	1.03	(.76)	(.20)	(.44)
Distributions:
Dividends from investment income—net	(.29)	(.65)	(.65)	(.29)
Net asset value, end of period	11.38	10.64	12.05	12.90
Total Return (%)[c]	9.78[d]	(5.80)	(1.67)	1.57[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.99[e]	1.02	1.02	1.27[e]
Ratio of net expenses to average net assets[f]	.99[e]	1.02	1.02	1.27[e]
Ratio of interest and expense related to floating
rate notes issued to average net assets	—	.00[g]	.05	.23[e]
Ratio of net investment income
to average net assets	5.51[e]	6.40	5.28	4.51[e]
Portfolio Turnover Rate	10.41[d]	28.94	76.05	55.80
Net Assets, end of period ($ x 1,000)	64,508	58,931	59,169	27,948

a	From March 15, 2007 (commencement of initial offering) to August 31, 2007.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.
g	Amount represents less than .01%.

See notes to financial statements.

26

Six Months Ended
	February 28, 2010	Year Ended August 31,
Class C Shares	(Unaudited)	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	10.66	12.06	12.91	13.63
Investment Operations:
Investment income—net[b]	.27	.57	.57	.23
Net realized and unrealized
gain (loss) on investments	.72	(1.41)	(.87)	(.71)
Total from Investment Operations	.99	(.84)	(.30)	(.48)
Distributions:
Dividends from investment income—net	(.25)	(.56)	(.55)	(.24)
Net asset value, end of period	11.40	10.66	12.06	12.91
Total Return (%)[c]	9.27[d]	(6.45)	(2.43)	1.27[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.77[e]	1.80	1.80	1.99[e]
Ratio of net expenses
to average net assets[f]	1.77[e]	1.80	1.80	1.99[e]
Ratio of interest and expense related to floating
rate notes issued to average net assets	—	.00[g]	.05	.23[e]
Ratio of net investment income
to average net assets	4.76[e]	5.63	4.53	3.69[e]
Portfolio Turnover Rate	10.41[d]	28.94	76.05	55.80
Net Assets, end of period ($ x 1,000)	31,159	29,579	30,730	9,397

a	From March 15, 2007 (commencement of initial offering) to August 31, 2007.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.
g	Amount represents less than .01%.

See notes to financial statements.

The Fund	27

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 28, 2010	Year Ended
Class I Shares	(Unaudited)	August 31, 2009[a]
Per Share Data ($):
Net asset value, beginning of period	10.63	9.15
Investment Operations:
Investment income—net[b]	.35	.49
Net realized and unrealized gain (loss) on investments	.70	1.46
Total from Investment Operations	1.05	1.95
Distributions:
Dividends from investment income—net	(.31)	(.47)
Net asset value, end of period	11.37	10.63
Total Return (%)[c]	9.92	21.80
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.78	1.17
Ratio of net expenses to average net assets[d]	.75	.75
Ratio of net investment income to average net assets[d]	5.80	6.69
Portfolio Turnover Rate	10.41[c]	28.94
Net Assets, end of period ($ x 1,000)	5,423	21

a	From December 15, 2008 (commencement of initial offering) to August 31, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

28

Six Months Ended
February 28, 2010			Year Ended August 31,
Class Z Shares	(Unaudited)	2009	2008	2007[a]	2006[b]
Per Share Data ($):
Net asset value, beginning of period	10.65	12.05	12.91	13.34	12.50
Investment Operations:
Investment income—net[c]	.32	.67	.67	.63	.57
Net realized and unrealized
gain (loss) on investments	.73	(1.41)	(.87)	(.39)	.82
Total from Investment Operations	1.05	(.74)	(.20)	.24	1.39
Distributions:
Dividends from investment income—net	(.31)	(.66)	(.66)	(.63)	(.55)
Dividends from net realized
gain on investments	—	—	—	(.04)	—
Total Distributions	(.31)	(.66)	(.66)	(.67)	(.55)
Net asset value, end of period	11.39	10.65	12.05	12.91	13.34
Total Return (%)	9.90[d]	(5.64)	(1.59)	1.65	11.35[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.83[e]	.85	.97	1.24	1.24[e]
Ratio of net expenses
to average net assets	.83[e,f]	.84	.97[f]	1.24[f]	1.18[e]
Ratio of interest and expense related to
floating rate notes issued
to average net assets	—	.00[g]	.05	.23	.07[e]
Ratio of net investment income
to average net assets	5.74[e]	6.59	5.32	4.62	4.68[e]
Portfolio Turnover Rate	10.41[d]	28.94	76.05	55.80	74.52
Net Assets, end of period ($ x 1,000)	117,869	122,871	152,058	126,390	80,330

a The fund commenced offering three classes of shares on March 15, 2007.The existing shares were redesignated Class
Z and the fund added Class A and Class C shares.
b From September 30, 2005 (commencement of operations) to August 31, 2006.
c Based on average shares outstanding at each month end.
d Not annualized.
e Annualized.
f Expense waivers and/or reimbursements amounted to less than .01%.
g Amount represents less than .01%.

See notes to financial statements.

The Fund	29

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus High Yield Municipal Bond Fund (the “fund”) is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 400 million shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class Z (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Class Z shares are closed to new investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

30

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The Fund	31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2010 in valuing the fund’s investments:

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investment in Securities:
Municipal Bonds	—	217,730,322	—	217,730,322

32

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases,sales,issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a

The Fund	33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended August 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $7,748,638 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2009. If not applied, $715,251 of the carryover expires in fiscal 2016 and $7,033,387 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2009 was as follows: tax exempt income $12,325,036 and ordinary income $4,396.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 mil-

34

lion unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2010 was approximately $14,400, with a related weighted average annualized interest rate of 1.36%.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Manager had undertaken from September 1, 2009 through February 28, 2010 to reduce the expenses paid by Class I shares, to the extent that Class I shares aggregate annual expenses do not exceed an annual rate of .75% of the value of the average daily net assets of Class I shares.The reduction in expenses for Class I shares, pursuant to the undertaking, amounted to $514 during the period ended February 28, 2010.

During the period ended February 28, 2010, the Distributor retained $12,105 from commissions earned on sales of the fund’s Class A shares and $3,436 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended February 28, 2010, Class C shares were charged $115,998, pursuant to the Plan.

The Fund	35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Under the Service Plan (the “Service Plan”) adopted pursuant to Rule 12b-1 under the Act, Class Z shares reimburses the Distributor for distributing their shares and servicing shareholder accounts at an annual rate of .25% of the value of the average daily net assets of Class Z shares. During the period ended February 28, 2010, Class Z shares were charged $52,013, pursuant to the Service Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets of Class A and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2010, Class A and Class C shares were charged $82,501 and $38,666, respectively, pursuant to the Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2010, the fund was charged $24,161 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2010, the fund was charged $2,144 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were offset by earnings credits pursuant to the cash management agreement.

36

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2010, the fund was charged $7,535 pursuant to the custody agreement.

During the period ended February 28, 2010, the fund was charged $3,341 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $101,169, Rule 12b-1 distribution plan fees $25,849, shareholder services plan fees $18,500, custodian fees $7,900, chief compliance officer fees $6,124 and transfer agency per account fees $10,061, which are offset against an expense reimbursement currently in effect in the amount of $2.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended February 28, 2010, there were no redemption fees charged and retained by the fund.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2010, amounted to $24,106,530 and $22,444,769, respectively.

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and dis-

The Fund	37

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

closures about credit-risk-related contingent features in derivative agreements. The fund held no derivatives during the period ended February 28, 2010.These disclosures did not impact the notes to the financial statements.

At February 28, 2010, accumulated net unrealized depreciation on investments was $10,596,161, consisting of $8,999,199 gross unrealized appreciation and $19,595,360 gross unrealized depreciation.

At February 28, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of the financial statements. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

38

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on November 9-10, 2009, the Board considered the re-approval of the fund’s Management Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus complex, and representatives of the Manager confirmed that there had been no material changes in the information. The Board also discussed the nature, extent, and quality of the services provided to the fund pursuant to the fund’s Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund’s Management Fee and Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund’s management fee and

The Fund	39

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in these reports were comparisons of contractual and actual management fee rates and total operating expenses.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance for various periods ended September 30, 2009, as well as total return performance for various periods ended September 30, 2009 and yield performance for one-year periods ended September 30th for the fund to the same group of funds as the Expense Group (the “Performance Group”) and to a group of funds that was broader than the Expense Universe (the “Performance Universe”) that also were selected by Lipper.The Manager previously had furnished the Board with a description of the methodology Lipper used to select the fund’s Expense Group and Expense Universe, and Performance Group and Performance Universe. The Manager also provided a comparison of the fund’s total return to the fund’s Lipper category average return for each of the past three calendar years.

The Board reviewed the results of the Expense Group and Expense Universe comparisons that were prepared based on financial statements currently available to Lipper as of September 30, 2009. The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s contractual management fee was higher than the Expense Group median and that the fund’s actual management fee and total expense ratio (based on Class Z shares) each was higher than the respective Expense Group and Expense Universe medians.

With respect to the fund’s performance, because the fund’s Class A shares have only two years of performance history, the Board also reviewed performance results for the fund’s Class Z shares, which is the fund’s oldest share class. The Board noted that Class Z shares of the fund achieved total returns lower than the Performance Group median, and total returns higher than the Performance Universe

40

median, for each reported time period up to 4 years.The Board noted that Class A shares’ performance was lower than that of Class Z shares, and lower than the Performance Group median for each reported time period up to 2 years. The Board further noted that the total return for Class A shares approximated the Performance Universe median for the 1-year period and was higher than the Performance Universe median for the 2-year period.

On a yield performance basis, the Board noted that the 1-year yield performance for Class Z shares for the past four annual periods was higher than the Performance Group and Performance Universe medians for each of the two most recent annual periods (with Class A shares achieving the same results), and lower than these medians for the two later annual periods.

The Board received a presentation from the fund’s portfolio manager on the fund’s investment decision-making process and strategy over the past year, and the material factors that affected the fund’s relative total return performance over the past year.The Board also noted the portfolio manager’s long-term track record in managing municipal bond funds generally, including higher yield funds, and the fund’s generally competitive yield performance results.The Board also noted the fund’s higher total return rankings in prior periods.

Representatives of the Manager noted that there were no similarly managed mutual funds, institutional separate accounts, or wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies, and strategies and, as to mutual funds only, reported in the same Lipper category, as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm

The Fund	41

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the change in the fund’s asset size from the prior year,and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund and noted that there were no soft dollar arrangements in effect with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management

42

Agreement. Based on the discussions and considerations as described above, the Board reached the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the ser- vices provided by the Manager are adequate and appropriate.

  The Board noted the fund’s generally competitive yield performance, the portfolio manager’s overall experience and expertise in manag- ing higher yield municipal bond funds. The Board also noted the fund’s investment decision-making process and the portfolio strategy that impacted the fund’s relative total return performance over the past year, and the portfolio manager’s expectations for improvement.

  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative perfor- mance and expense and management fee information, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund	43

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611 Holders of Class Z call 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS MUNICIPAL FUNDS, INC.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	April 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	April 22, 2010

By:	/s/ James Windels
James Windels,
Treasurer

Date:	April 22, 2010

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)